                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 22
Statement of Operations.......................... 23
Statement of Changes in Net Assets............... 24
Financial Highlights............................. 25
Notes to Financial Statements.................... 28

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                           VAN KAMPEN HIGH YIELD FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...   (0.14%)    (0.54%)     (0.54%)
Six-month total return(2)................   (4.88%)    (4.35%)     (1.50%)
One-year total return(2).................    1.60%      1.91%       4.83%
Five-year average annual total
return(2)................................    7.10%      7.11%       7.30%
Ten-year average annual total
return(2)................................    7.56%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    7.52%      6.48%       5.96%
Commencement date........................  06/27/86   05/17/93   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    9.30%      8.93%       8.94%
SEC Yield(4).............................   10.21%      9.94%       9.94%
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999. Had certain expenses of the Fund not been assumed Van Kampen, the SEC Yield would have been 10.11%, 9.84%, and 9.84% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                           VAN KAMPEN HIGH YIELD FUND

We recently spoke with the portfolio managers of the Van Kampen High Yield Fund about the key events and economic forces that shaped the markets during the most recent reporting period. The managers are led by Robert J. Hickey, portfolio manager, who has managed the Fund since February 1998 and worked in the investment industry since 1988. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month reporting period ended September 30, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE ECONOMIC ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

   A After the extreme underperformance that overshadowed the high-yield market in late 1998, the second quarter of 1999 initially marked a brief period of recovery. However, investors quickly became distracted by expectations of rising inflation and warnings of an interest rate increase by the Federal Reserve Board. This development caused yield spreads to widen between Treasuries and other types of bond, including high-yield securities. The market breathed a sigh of relief at the end of the second quarter, as the Fed announced a 0.25 percent rate hike.
    By the beginning of August, rumblings of another rate hike were again triggered by indications of a strengthening economy and a further increase in inflation. At its late August meeting, the Fed raised the federal funds rates a second time, to 5.25 percent. Bond prices came under additional pressure by the possibility of a third increase by the end of the year, and declined for most of September. However, a slide in the stock market and reports of slowing economic growth provided a boost for bonds in the final days of the reporting period.

   Q  HOW DID THESE FACTORS AFFECT THE HIGH-YIELD MARKET?

   A Initially, the high-yield market participated in the cautious recovery of the fixed-income market from last fall's lows. However, investor concerns about the direction of interest rates and an increase in the level of high-yield defaults lingered through the reporting period. Although the default rate continued to creep higher during the period, we believe it represented a reversion to historical norms from the unusually low default levels of the past few years. In our opinion, the attractive yields of high-yield bonds currently compensate investors for their increased credit and default risk. In addition, we feel that default rates have been isolated to certain sectors that have fallen under extreme financial stress. Taking this into consideration, we believe this spike in defaults is not a precursor to a sustained higher default rate.
    Concerns about the impact of the year 2000 problem also played a major role in the performance of the high-yield market during the last few months of the reporting period. In the middle of the third quarter, there was a widespread expectation that issuers would attempt to bring significant levels of new bonds to the market in September in an effort to preclude any problems with liquidity or investor demand toward the end of the year. Predictions of as much as $30 billion of new issuance in one month drove apart spreads between high-yield bonds and Treasuries, but less than $5 billion was actually priced by the end of the month. As investor fears subsided, spreads narrowed in the final days of the quarter.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We continued to implement an investment strategy focused on fundamental credit analysis--which, given the volatility experienced in the market during this period of time, served the Fund well. In support of this strategy, we maintained the Fund's credit quality profile with a focus on B rated bonds, which provided a yield advantage over higher-quality investments. In retrospect, the Fund might have further benefited from a greater allocation to CCC rated bonds, but we were uncomfortable with the higher level of volatility the portfolio would have incurred as a result.
    Another successful element of our investment strategy during the reporting period was to maintain a low cash position in the portfolio despite the flow of assets in and out of the Fund. This allowed us to participate more actively in the new-issue market, which was especially important in the last two months of the reporting period. By contrast, many of the Fund's peers held higher cash positions due to fears of year 2000 problems or the flood of new issuance that was expected to arrive in September. When that level of new issuance failed to materialize, those funds were at the mercy of an imbalance in the supply and demand of available bonds.
    Finally, the Fund's return was boosted by a very small but high-performing percentage of equity positions in the Fund. We acquired these positions by purchasing new bond issues with attached equity warrants, predominately in the telecommunications sector.

   Q  WHAT SECTORS DID YOU FAVOR--OR AVOID--DURING THIS TIME?

   A Our continued heavy weighting in the telecommunications sector benefited the portfolio, thanks to that sector's high profile and limited new issuance. Standouts within this sector were cellular and mobile companies like Price Cellular. However, our positions in CLECs, or competitive local exchange carriers, were not as successful during the period. We also maintained above-average allocations to automobile and housing companies during the period, which supported the Fund's return.
    Sectors we tried to avoid during the reporting period included health-care and energy sectors, which were two of the weakest industries in 1999. We acquired three new health-care issues during the period but maintained a relatively low weighting in this area compared to our peers. This was a plus for the portfolio, as the battered sector continued to suffer from changes in Medicare legislation. However, our slight underweighting in energy companies caused us to miss a rally in that sector, which arrived much quicker than we'd expected.

    Finally, we maintained lower weightings in emerging markets and textiles, thus avoiding the volatility and poor performance in those areas. In particular, textile companies came under extreme pressure during the summer months. For additional portfolio highlights, please refer to page 8.

   Q TAKING THE FUND'S INVESTMENT STRATEGY INTO CONSIDERATION, HOW DID THE FUND PERFORM?

   A The Fund posted a total return of -0.14 percent(1) (Class A shares at net asset value) for the six-month period ended September 30, 1999. By comparison, the Credit Suisse First Boston High Yield Index returned -0.47 percent for the same period. This broad-based, unmanaged index reflects the general performance of a wide range of selected bonds within the public high-yield debt market. As of September 30, 1999, the Fund's distribution rate stood at 9.30 percent(3) per Class A share. Of course, past performance does not guarantee future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND THE FUND IN THE COMING MONTHS?

   A We think that the picture for the high-yield bond market is generally improving from six months ago. At the same time, there's definitely a level of uncertainty about how the market will react to the end of the year. We're bracing for an increase in volatility, although we're optimistic about the market's prospects in the first six months of the new year--as investor concerns about issuance and liquidity are resolved.
    As we manage the Fund going forward, our focus on fundamental, in-depth research and assessment of high-yield bonds will remain unchanged. We will look beyond the sector and credit rating of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest for opportunities to diversify the portfolio and contribute to the Fund's performance.


[SIG]
Robert J. Hickey

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending overnight funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN HIGH YIELD FUND
CREDIT QUALITY*

AS OF SEPTEMBER 30, 1999
[PIE CHART]




                             AAA/Aaa     AA/Aa   BBB/Baa   BB/Ba    B/B   CCC/Caa   CC/Ca   C/C    Non-Rated
                             -------     -----   -------   -----   -----  -------   -----   ----   ---------
AS OF SEPTEMBER 30, 1999      0.2%        0.3%    3.6%     12.2%   70.3%   2.2%      0.5%   0.1%     10.6%

AS OF MARCH 31, 1999
[PIE CHART]

                             AAA/Aaa     AA/Aa   A/A     BBB/Baa    BB/Ba  B/B    CCC/Caa   C/Ca   Non-Rated
                             -------     -----   ---     -------    -----  ---    -------   ----   ---------
AS OF MARCH 31, 1999          0.2%        0.3%    1.0%    6.9%      13.6%  66.0%    4.5%    0.3%     7.2%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
DISTRIBUTION HISTORY
FOR THE PERIOD ENDED SEPTEMBER 30, 1999

[BAR GRAPH]

                                                                             DISTRIBUTIONS
                                                                             -------------
Apr 1999                                                                         $0.070
May 1999                                                                         $0.070
Jun 1999                                                                         $0.070
Jul 1999                                                                         $0.070
Aug 1999                                                                         $0.070
Sep 1999                                                                         $0.070

The distribution history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

TOP FIVE PORTFOLIO INDUSTRIES*

[BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                   MARCH 31, 1999
                                                                     ------------------                   --------------
Telecommunications                                                         24.6%                              23.1 %
Foreign Bonds                                                              20.9%                              22.8 %
Printing, Publishing, & Broadcasting                                        9.8%                              10.1 %
Automobile                                                                  5.3%                               5.1 %
Healthcare                                                                  5.1%                               3.93%

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          DOMESTIC CORPORATE BONDS  72.9%
          AEROSPACE & DEFENSE  1.5%
$ 1,720   Compass Aerospace Corp., 144A
          Private Placement (a) (g)...........    10.125%     04/15/05    $  1,505,000
  4,500   Dyncorp (g).........................     9.500      03/01/07       4,320,000
                                                                          ------------
                                                                             5,825,000
                                                                          ------------
          AUTOMOBILE  5.0%
  5,000   Aetna Industries, Inc. .............    11.875      10/01/06       5,125,000
  1,125   Cambridge Industries, Inc., Series
          B...................................    10.250      07/15/07         742,500
  1,500   Dura Operating Corp., Series B......     9.000      05/01/09       1,395,000
  2,000   Eagle Picher Industries, Inc. ......     9.375      03/01/08       1,910,000
  2,700   Oxford Automotive, Inc., Series D...    10.125      06/15/07       2,362,500
  1,200   Stanadyne Automotive Corp., Series
          B...................................    10.250      12/15/07       1,026,000
  4,430   Talon Automotive Group, Inc., Series
          B (g)...............................     9.625      05/01/08       3,654,750
  1,000   Venture Holdings, Inc., 144A Private
          Placement (a).......................    12.000      06/01/09         985,000
  2,075   Venture Holdings, Inc., Series B....     9.500      07/01/05       1,929,750
                                                                          ------------
                                                                            19,130,500
                                                                          ------------
          BEVERAGE, FOOD & TOBACCO  3.6%
  2,200   Agrilink Foods, Inc. (g)............    11.875      11/01/08       1,936,000
  1,500   Fleming Cos., Inc. .................    10.625      07/31/07       1,402,500
  2,250   Fleming Cos., Inc., Series B........    10.500      12/01/04       2,131,875
    500   Jitney Jungle Stores America, Inc.
          (e) (h).............................    12.000      03/01/06         342,500
  2,000   Luiginos, Inc.......................    10.000      02/01/06       1,870,000
  2,000   National Wine & Spirits, Inc. ......    10.125      01/15/09       2,000,000
  4,100   Pantry, Inc. (g) ...................    10.250      10/15/07       4,018,000
                                                                          ------------
                                                                            13,700,875
                                                                          ------------
          BUILDINGS & REAL ESTATE  3.1%
  1,650   American Plumbing & Mechanical, 144A
          Private Placement (a)...............    11.625      10/15/08       1,542,750
  1,800   Building One Services Corp. ........    10.500      05/01/09       1,674,000
    750   Cemex International Capital,
          Inc. ...............................     9.660      11/29/49         714,375
  1,750   Home Interiors Gifts, Inc. .........    10.125      06/01/08       1,540,000

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          BUILDINGS & REAL ESTATE (CONTINUED)
$   775   Juno Lighting, Inc., 144A Private
          Placement (a).......................    11.875%     07/01/09    $    730,437
  2,750   Schuler Homes, Inc. ................     9.000      04/15/08       2,488,750
  3,075   Webb (Del E.) Corp. ................    10.250      02/15/10       2,890,500
                                                                          ------------
                                                                            11,580,812
                                                                          ------------
          CHEMICALS, PLASTICS & RUBBER  2.0%
  3,748   ISP Holdings, Inc. .................     9.750      02/15/02       3,719,890
  1,000   Lyondell Chemical Co. ..............    10.875      05/01/09       1,010,000
  1,800   Lyondell Chemical Co., Series A.....     9.625      05/01/07       1,800,000
  1,000   United Industries Corp., 144A
          Private Placement (a)...............     9.875      04/01/09         865,000
                                                                          ------------
                                                                             7,394,890
                                                                          ------------
          CONSUMER DURABLES  0.5%
  1,800   Sleepmaster LLC, 144A Private
          Placement (a).......................    11.000      05/15/09       1,804,500
                                                                          ------------
          CONSUMER SERVICES  0.5%
  1,800   Muzak, Inc., 144A Private Placement
          (a).................................     9.875      03/15/09       1,746,000
                                                                          ------------
          CONTAINERS, PACKAGING & GLASS  0.4%
  1,690   Packaging Corp. of America, 144A
          Private Placement (a)...............     9.625      04/01/09       1,706,900
                                                                          ------------
          DIVERSIFIED/CONGLOMERATE
          MANUFACTURING  1.4%
  4,600   Communications & Power Industries,
          Inc. (g)............................    12.000      08/01/05       3,933,000
  1,200   Intersil Corp., 144A Private
          Placement (a).......................    13.250      08/15/09       1,251,000
                                                                          ------------
                                                                             5,184,000
                                                                          ------------
          ECOLOGICAL  0.1%
    500   Envirosource, Inc., Series B........     9.750      06/15/03         307,500
                                                                          ------------
          ELECTRONICS  0.3%
  1,950   DecisionOne Corp. (e)...............     9.750      08/01/07          19,500
  3,100   DecisionOne Corp. (Including 3,100
          common stock warrants) (b)..........  0/11.500      08/01/08          11,625
  2,000   Radio Unica Corp. (b) (g)...........  0/11.750      08/01/06       1,205,000
                                                                          ------------
                                                                             1,236,125
                                                                          ------------
          ENERGY  0.6%
  1,000   Houston Exploration Co., Series B...     8.625      01/01/08         965,000

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          ENERGY (CONTINUED)
$ 2,200   Universal Compression Holdings, Inc.
          (g).................................     9.875%     02/15/08    $  1,331,000
                                                                          ------------
                                                                             2,296,000
                                                                          ------------
          FINANCE  1.6%
  3,300   Americo Life, Inc., 144A Private
          Placement (a) (g)...................     9.250      06/01/05       3,300,000
  1,500   Contifinancial Corp. ...............     8.125      04/01/08         465,000
  2,425   Port Arthur Finance Corp., Series A,
          144A Private Placement (a)..........    12.500      01/15/09       2,437,125
                                                                          ------------
                                                                             6,202,125
                                                                          ------------
          HEALTHCARE  4.9%
  2,000   Alliance Imaging, Inc. (g)..........     9.625      12/15/05       2,030,000
  1,500   Biovail Corp. International (g).....    10.875      11/15/05       1,575,000
  1,050   DJ Orthopedics LLC, 144A Private
          Placement (a).......................    12.625      06/15/09         994,875
    775   Express Scripts, Inc. ..............     9.625      06/15/09         790,500
  3,000   Hudson Respiratory Care, Inc. (g)...     9.125      04/15/08       2,355,000
  2,500   King Pharmaceuticals, Inc. .........    10.750      02/15/09       2,562,500
  1,800   Lifepoint Hospitals Holdings, Inc.,
          144A Private Placement (a)..........    10.750      05/15/09       1,809,000
  2,000   Mediq, Inc. ........................    11.000      06/01/08       1,410,000
  4,000   Oxford Health Plans, Inc., 144A
          Private Placement (a)...............    11.000      05/15/05       3,980,000
    900   Triad Hospitals Holdings, Inc., 144A
          Private Placement (a)...............    11.000      05/15/09         897,750
                                                                          ------------
                                                                            18,404,625
                                                                          ------------
          HOTEL, MOTEL, INNS & GAMING  2.4%
  1,110   Argosy Gaming Co., 144A Private
          Placement (a).......................    10.750      06/01/09       1,148,850
  2,000   Hollywood Casino Corp., 144A Private
          Placement (a).......................    11.250      05/01/07       2,025,000
    780   Hollywood Casino Shreveport, 144A
          Private Placement (a)...............    13.000      08/01/06         803,400
  2,225   Isle of Capri Casinos, Inc. ........     8.750      04/15/09       2,044,219

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          HOTEL, MOTEL, INNS & GAMING
          (CONTINUED)
$ 1,750   Majestic Star Casino LLC, 144A
          Private Placement (a)...............    10.875%     07/01/06    $  1,741,250
  1,250   Station Casinos, Inc. ..............     8.875      12/01/08       1,215,625
                                                                          ------------
                                                                             8,978,344
                                                                          ------------
          LEISURE  2.7%
  1,085   AMC Entertainment, Inc. ............     9.500      02/01/11         889,700
  3,000   Booth Creek Ski Holdings, Inc.,
          Series B (g)........................    12.500      03/15/07       2,250,000
  2,000   Premier Parks, Inc. ................     9.250      04/01/06       1,905,000
  4,750   Selmer, Inc. (g)....................    11.000      05/15/05       5,035,000
                                                                          ------------
                                                                            10,079,700
                                                                          ------------
          MACHINERY  0.3%
  1,300   Terex Corp., Series D...............     8.875      04/01/08       1,235,000
                                                                          ------------
          MINING, STEEL, IRON & NON-PRECIOUS
          METAL  1.6%
  1,000   GS Technologies Operating, Inc. ....    12.000      09/01/04         717,500
  2,000   Pen Holdings, Inc., Series B........     9.875      06/15/08       1,910,000
  1,950   Renco Steel Holdings, Inc., Series
          B...................................    10.875      02/01/05       1,618,500
  2,000   Republic Technologies International,
          144A Private Placement (Including
          2,000 common stock warrants) (a)....    13.750      07/15/09       1,930,000
                                                                          ------------
                                                                             6,176,000
                                                                          ------------
          OIL & GAS  3.4%
  2,050   Frontier Oil Corp. .................     9.125      02/15/06       1,957,750
  1,150   Giant Industries, Inc. .............     9.750      11/15/03       1,124,125
  3,895   Giant Industries, Inc. (g)..........     9.000      09/01/07       3,602,875
  1,350   KCS Energy, Inc., Series B (e)......    11.000      01/15/03       1,086,750
  3,700   National Energy Group, Inc., Series
          D (e) (g)...........................    10.750      11/01/06       1,258,000
  2,000   Pride International, Inc. ..........    10.000      06/01/09       2,050,000
  2,000   Triton Energy Ltd. .................     8.750      04/15/02       1,970,000
                                                                          ------------
                                                                            13,049,500
                                                                          ------------
          PRINTING, PUBLISHING & BROADCASTING  9.3%
  3,000   @Entertainment, Inc., Series B
          (b).................................  0/14.500      02/01/09       1,875,000
  1,500   Cadmus Communications Corp. ........     9.750      06/01/09       1,496,250

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          PRINTING, PUBLISHING & BROADCASTING (CONTINUED)
$ 3,000   Capstar Broadcasting Partners (g)...     9.250%     07/01/07    $  3,037,500
  2,750   Capstar Broadcasting Partners (b)...  0/12.750      02/01/09       2,371,875
  3,350   Century Communications Corp. (g)....     8.875      01/15/07       3,274,625
    600   Classic Cable Inc., 144A Private
          Placement (a).......................     9.375      08/01/09         583,500
  1,950   Coaxial Communications Central Ohio,
          Inc. ...............................    10.000      08/15/06       1,918,313
  2,600   CSC Holdings, Inc. .................    10.500      05/15/16       2,902,250
  3,350   Gray Communications Systems, Inc.
          (g).................................    10.625      10/01/06       3,479,812
  2,450   International Cabletel, Inc. (b)....  0/12.750      04/15/05       2,401,000
  2,750   International Cabletel, Inc. (b)....  0/11.500      02/01/06       2,406,250
  1,000   James Cable Partners LP, Series B...    10.750      08/15/04       1,010,000
  2,000   Northland Cable Television, Inc.
          (g).................................    10.250      11/15/07       2,010,000
  2,500   Pegasus Communications Corp., Series
          B (g)...............................     9.625      10/15/05       2,412,500
  2,000   Premire Graphics, Inc. .............    11.500      12/01/05       1,860,000
  2,000   Young Broadcasting, Inc. ...........    11.750      11/15/04       2,110,000
                                                                          ------------
                                                                            35,148,875
                                                                          ------------
          RETAIL  1.2%
  1,250   Big 5 Corp., Series B (g)...........    10.875      11/15/07       1,231,250
  1,650   Community Distributors, Inc., Series
          B (g)...............................    10.250      10/15/04       1,410,750
  1,750   Hosiery Corp. of America, Inc.
          (e).................................    13.750      08/01/02       1,820,000
                                                                          ------------
                                                                             4,462,000
                                                                          ------------
          TELECOMMUNICATIONS  23.0%
  2,060   Airgate PCS, Inc. (Including 2,060
          common stock warrants)..............    13.500      10/01/09       1,112,400
  2,000   AMSC Acquisition, Inc. .............    12.250      04/01/08       1,430,000
  1,100   Bresnan Communications Group, Series
          B...................................     8.000      02/01/09       1,080,750
  3,800   Centennial Cellular Operating
          Co. ................................    10.750      12/15/08       3,971,000
  3,205   Charter Communications Holdings,
          144A Private Placement (a)..........     8.250      04/01/07       3,020,712
  1,100   Citadel Broadcasting Co. ...........     9.250      11/15/08       1,091,750
  1,000   Crown Castle International Corp.
          (b).................................  0/10.625      11/15/07         705,000
  1,000   Crown Castle International Corp.,
          144A Private Placement (a)..........     9.500      08/01/11         970,000
  3,740   E Spire Communications, Inc. (b)....  0/13.000      11/01/05       2,187,900

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          TELECOMMUNICATIONS (CONTINUED)
$ 1,600   E Spire Communications, Inc. (b)....  0/12.750%     04/01/06    $    864,000
  1,750   E Spire Communications, Inc. .......    13.750      07/15/07       1,470,000
  2,000   Fairchild Semiconductor Corp., 144A
          Private Placement (a)...............    10.375      10/01/07       2,000,000
  2,000   Filtronic PLC, 144A Private
          Placement (a).......................    10.000      12/01/05       1,970,000
  2,000   Firstworld Communications, Inc.
          (b).................................  0/13.000      04/15/08       1,030,000
  2,880   GST Network Funding, Inc., 144A
          Private Placement (a) (b)...........  0/10.500      05/01/08       1,396,800
  1,350   Intermedia Communications of
          Florida, Inc., Series B.............    13.500      06/01/05       1,518,750
  3,000   Intermedia Communications, Inc.
          (b).................................  0/11.250      07/15/07       2,017,500
  7,050   Intermedia Communications, Inc. ....     8.600      06/01/08       6,151,125
    750   IXC Communications, Inc. ...........     9.000      04/15/08         742,500
  2,000   KMC Telecommunications Holdings,
          Inc. (b)............................  0/12.500      02/15/08       1,060,000
  3,000   Level 3 Communications, Inc. (b)....  0/10.500      12/01/08       1,702,500
  1,130   Metromedia Fiber Network, Inc.,
          Series B............................    10.000      11/15/08       1,096,100
  2,000   MJD Communications, Inc. ...........     9.500      05/01/08       1,810,000
  2,250   Nextel Communications, Inc. ........     9.750      08/15/04       2,278,125
  2,250   Nextel Communications, Inc. (b).....  0/10.650      09/15/07       1,670,625
  2,000   NTL Communications Corp., Series
          B...................................    11.500      10/01/08       2,150,000
  1,000   NTL, Inc. (GBP).....................     9.500      04/01/08       1,596,910
  1,000   NTL, Inc., Series B (b).............   0/9.750      04/01/08         670,000
  1,000   Omnipoint Corp., 144A Private
          Placement (a).......................    11.500      09/15/09       1,032,500
  2,500   Optel, Inc. ........................    11.500      07/01/08       1,512,500
  1,000   Park N View, Inc., Series B.........    13.000      05/15/08         455,000
  1,150   Philippine Long Distance
          Telephone...........................    10.500      04/15/09       1,117,283
  3,000   Pinnacle Holdings, Inc. (b) (g).....  0/10.000      03/15/08       1,747,500
  2,000   Price Communications Wireless,
          Inc. ...............................    11.750      07/15/07       2,195,000
  1,250   Primus Telecommunications Group.....    11.250      01/15/09       1,193,750
  2,850   PSINet, Inc. .......................    11.500      11/01/08       2,899,875
  1,800   PSINet, Inc. (EUR)..................    11.000      08/01/09       1,862,618
    400   PSINet, Inc., Series B..............    10.000      02/15/05         386,000

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          TELECOMMUNICATIONS (CONTINUED)
$ 2,500   RSL Communications (b)..............  0/10.125%     03/01/08    $  1,406,250
  3,750   SBA Communications Corp. (b)........  0/12.000      03/01/08       2,062,500
  3,500   Splitrock Services, Inc., Series
          B...................................    11.750      07/15/08       3,150,000
  3,000   Startec Global Communications.......    12.000      05/15/08       2,415,000
  2,000   Telecommunications Techniques (g)...     9.750      05/15/08       1,910,000
    825   Telecorp PCS, Inc., 144A Private
          Placement (a) (b)...................  0/11.625      04/15/09         482,625
  1,600   Tritel PCS, Inc., 144A Private
          Placement (a) (b)...................  0/12.750      05/15/09         908,000
  2,325   Triton Communications, Inc. (b).....  0/11.000      05/01/08       1,563,563
  5,475   United International Holdings, Inc.
          (g).................................    10.750      02/15/08       3,339,750
  2,415   Verio, Inc. (g).....................    10.375      04/01/05       2,402,925
    600   Verio, Inc. ........................    11.250      12/01/08         618,000
  1,500   Viatel, Inc. (b)....................  0/12.500      04/15/08         832,500
  2,000   Viatel, Inc., 144A Private Placement
          (EUR) (a)...........................    11.500      03/15/09       2,032,334
  1,000   Williams Communications Group, Inc.
          (f).................................    10.700      10/01/07       1,000,000
                                                                          ------------
                                                                            87,289,920
                                                                          ------------
          TEXTILES  0.7%
  1,250   Galey & Lord, Inc. .................     9.125      03/01/08         300,000
  3,000   Globe Manufacturing Corp. (g).......    10.000      08/01/08       2,010,000
    640   Scovill Fasteners, Inc., Series B...    11.250      11/30/07         281,600
                                                                          ------------
                                                                             2,591,600
                                                                          ------------
          TRANSPORTATION  1.5%
  1,750   Atlas Air, Inc. ....................     9.375      11/15/06       1,680,000
  3,000   Atlas Air, Inc. (g).................     9.250      04/15/08       2,790,000
  1,000   Avis Rent A Car, Inc., 144A Private
          Placement (a).......................    11.000      05/01/09       1,027,500
                                                                          ------------
                                                                             5,497,500
                                                                          ------------
          UTILITIES  1.3%
  2,125   AES Corp. ..........................     9.500      06/01/09       2,146,250
    600   El Paso Electric Co., Series C......     8.250      02/01/03         620,250
  1,500   El Paso Electric Co., Series D......     8.900      02/01/06       1,599,375

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$   672   Midland Funding Corp. ..............    10.330%     07/23/02    $    702,541
                                                                          ------------
                                                                             5,068,416
                                                                          ------------
          TOTAL DOMESTIC CORPORATE BONDS  72.9%.......................     276,096,707
                                                                          ------------

  Par
 Amount
in Local
Currency
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
           FOREIGN BONDS AND SECURITIES  20.1%
           ARGENTINA  0.4%
  3,000    CTI Holdings SA (US$) (b)...........  0/11.500      04/15/08       1,485,000
                                                                           ------------
           AUSTRALIA  0.2%
  1,100    Commonwealth of Australia (AUD).....    10.000      10/15/02         804,741
                                                                           ------------
           BERMUDA  0.3%
  1,100    Globenet Communications Group Ltd.
           (US$), 144A Private Placement (a)...    13.000      07/15/07       1,050,500
                                                                           ------------
           BRAZIL  1.2%
  1,750    Federal Republic of Brazil (US$)....    11.625      04/15/04       1,642,813
    400    Globo Communicacoes (US$), 144A
           Private Placement (a)...............    10.625      12/05/08         293,000
  1,000    Globo Participacoe (US$)............    10.625      12/05/08         732,500
    500    Multicanal Participacoes (US$)......    12.625      06/18/04         497,500
  1,200    Multicanal Participacoes, Series B
           (US$)...............................    12.625      06/18/04       1,194,000
                                                                           ------------
                                                                              4,359,813
                                                                           ------------
           CANADA  4.5%
  2,000    Clearnet Communications, Inc. (US$)
           (b).................................  0/14.750      12/15/05       1,890,000
  3,000    Clearnet Communications, Inc. (US$)
           (b).................................  0/10.125      05/01/09       1,815,000
    500    Doman Industries Ltd. (US$), 144A
           Private Placement (a)...............    12.000      07/01/04         505,000
  3,500    Fundy Cable Ltd. (US$) (g)..........    11.000      11/15/05       3,745,000
  1,000    Hurricane Hydrocarbons Ltd. (US$),
           144A Private Placement (a)..........    11.750      11/01/04         225,000
  1,500    Metronet Communications Corp.
           (US$)...............................    12.000      08/15/07       1,755,000

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
           CANADA (CONTINUED)
$ 3,000    Microcell Telecommunications, Series
           B (US$) (b).........................  0/14.000%     06/01/06    $  2,520,000
    400    Pacifica Papers, Inc. (US$).........    10.000      03/15/09         408,000
  2,100    Repap New Brunswick, Inc. (US$).....     9.000      06/01/04       2,026,500
  1,000    Repap New Brunswick, Inc. (US$),
           144A Private Placement (a)..........    11.500      06/01/04       1,012,500
  1,000    Worldwide Fiber, Inc. (US$), 144A
           Private Placement (a)...............    12.000      08/01/09         985,000
                                                                           ------------
                                                                             16,887,000
                                                                           ------------
           CHILE  0.2%
  1,855    Empresa Electrica Delaware Norte SA
           (US$), 144A Private Placement (a)
           (c).................................     7.750      03/15/06         946,050
                                                                           ------------
           COLUMBIA  1.2%
  2,300    Financiera Energetica (US$), 144A
           Private Placement (a)...............     9.375      06/15/06       1,840,000
    400    Financiera Energetica (US$).........     9.375      06/15/06         320,000
    750    Republic of Colombia (Var. Rate
           Coupon) (DEM).......................     4.079      11/21/01         373,347
  2,500    Republic of Columbia (US$)..........     9.750      04/23/09       2,143,750
                                                                           ------------
                                                                              4,677,097
                                                                           ------------
           FRANCE  0.6%
  2,000    Go Outdoor Systems Holdings SA
           (EUR)...............................    10.500      07/15/09       2,191,942
                                                                           ------------
           HUNGARY  0.2%
216,650    Hungary Govt (HUF)..................    16.000      11/24/00         915,367
                                                                           ------------
           ITALY  0.3%
    775    Federal Republic of Italy (EUR).....    10.000      08/01/03         980,590
                                                                           ------------
           KOREA  0.4%
  1,200    Korea Development Bank (DEM)........     5.625      10/25/99         653,239
  1,000    Korea Electric Power Corp. (US$)....     7.000      02/01/27         909,600
                                                                           ------------
                                                                              1,562,839
                                                                           ------------
           LUXEMBOURG  0.8%
  4,000    Millicom International Cellular SA
           (US$) (b) (g).......................  0/13.500      06/01/06       2,870,000
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
           MEXICO  2.7%
$ 1,000    Gruma SA (US$)......................     7.625%     10/15/07     $   897,500
  3,000    Grupo Televisa Corp. (US$) (b)
           (g).................................  0/13.250      05/15/08       2,508,600
  1,000    Petroleos Mexicanos (US$), 144A
           Private Placement (Var. Rate Coupon)
           (a).................................     9.520      07/15/05         950,000
  4,850    Satelites Mexicanos SA (US$), Series
           B...................................    10.125      11/01/04       3,758,750
  1,000    United Mexican States (US$).........    10.375      02/17/09       1,013,250
  1,000    United Mexican States, Series A
           (US$)...............................     6.250      12/31/19         736,875
    750    United Mexican States, Series B
           (US$)...............................     6.250      12/31/19         552,656
                                                                           ------------
                                                                             10,417,631
                                                                           ------------
           MOROCCO  0.5%
  2,149    Morocco Trust A Loan (US$) (c)......     5.906      01/01/09       1,829,196
                                                                           ------------
           NETHERLANDS  1.3%
  1,350    Kappa Beheer BV (EUR)...............    10.625      07/15/09       1,454,423
  1,000    KPNQWest BV, 144A Private Placement
           (US$) (a)...........................     8.125      06/01/09         960,000
  2,075    United Pan Europe Communications
           N.V. (US$), 144A Private Placement
           (a).................................  0/12.500      08/01/09       1,159,406
  1,500    United Pan-Europe Communications
           N.V. (US$), 144A Private Placement
           (a).................................    10.875      08/01/09       1,501,875
                                                                           ------------
                                                                              5,075,704
                                                                           ------------
           PANAMA  0.8%
  4,000    Republic of Panama (US$)............     8.875      09/30/27       3,210,000
                                                                           ------------
           POLAND  1.1%
  2,250    Netia Holdings, Inc., Series B (US$)
           (b) (g).............................  0/11.250      11/01/07       1,428,750
  3,000    Netia Holdings, Inc., Series B
           (US$)...............................    10.250      11/01/07       2,655,000
                                                                           ------------
                                                                              4,083,750
                                                                           ------------
           RUSSIA  0.8%
  1,000    Russia Principal Loans (US$)........    11.000      07/24/18         425,000
 22,750    Russia Principal Loans (US$) (c)
           (d).................................     6.063      12/15/20       2,161,250
    362    Russian Ian (US$)...................     6.063      12/15/15          41,633
  3,000    Vnesheconombank (US$) (c) (e).......     6.063      12/15/15         345,000
                                                                           ------------
                                                                              2,972,883
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
           UNITED KINGDOM  2.1%
$ 2,750    Cenargo International PLC (US$).....     9.750%     06/15/08    $  2,378,750
  3,450    Diamond Cable Commerce PLC (US$) (b)
           (g).................................  0/10.750      02/15/07       2,708,250
  1,400    Espirit Telecom Group PLC (US$).....    11.500      12/15/07       1,442,000
  1,250    Espirit Telecom Group PLC (US$).....    10.875      06/15/08       1,268,750
                                                                           ------------
                                                                              7,797,750
                                                                           ------------
           VENEZUELA  0.5%
  1,000    Republic of Venezuela (US$).........     6.750      03/31/20         655,000
  2,000    Republic of Venezuela (US$).........     9.250      09/15/27       1,315,000
                                                                           ------------
                                                                              1,970,000
                                                                           ------------
           TOTAL FOREIGN BONDS AND DEBT SECURITIES  20.1%..............      76,087,853
                                                                           ------------
           TOTAL CORPORATE BONDS  93.0%................................     352,184,560
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

   Description                                                     Market Value
   ----------------------------------------------------------------------------
   EQUITIES  2.0%
   American Mobile Satellite Corp., (2,000 common stock
     warrants) 144A Private Placement (a) (e)..................    $     82,000

   Crown Castle International Corp. (2,197 preferred shares)
     (d).......................................................       2,235,033

   Dobson Communications Corp. Oklahoma (1,857 preferred
     shares) (d)...............................................       1,801,290

   Firstworld Communications, Inc., (2,000 common stock
     warrants) 144A Private Placement (a) (e)..................         140,000

   Hosiery Corp. of America, Inc., (1,000 common shares).......          40,500

   Intermedia Communications, Inc. (13,797 common shares)......         300,085

   KMC Telecommunications Holdings, Inc., (1,000 common stock
     warrrants) 144A Private Placement (a) (e).................          10,000

   Meditrust (3,867 common stock warrants) (e).................          32,628

   NTL, Inc., (5,178 common stock warrants) 144A Private
     Placement (a) (e).........................................         383,017

   Park N View, Inc., (1,000 common stock warrants) 144A
     Private Placement (a) (e).................................             250

   Price Communications Corp. (97,269 common shares)...........       2,437,806

   Republic of Argentina (875 bond warrants) (e)...............           9,187

   Splitrock Services, Inc., (3,500 common stock warrants) 144A
     Private Placement (a) (e).................................         253,750

   Star Gas Partners LP (441 common shares)....................           7,135

   Startec Global Communications (3,000 common stock warrants)
     (e).......................................................           3,000

   United Mexican States (1,000 bond warrants) (US$) (e).......          63,500
                                                                   ------------
   TOTAL EQUITIES..............................................       7,799,181
                                                                   ------------
   TOTAL LONG-TERM INVESTMENTS  95.0% (Cost $396,096,647)......     359,983,741
                                                                   ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

   Description                                                     Market Value
   ----------------------------------------------------------------------------
   REPURCHASE AGREEMENT  1.6%
     State Street Bank and Trust (Collateralized by U.S.
       T-Note, $5,435,000 par, 7.25% coupon, due 05/15/16,
       dated 09/30/99, to be sold on 10/01/99 at $5,869,859)
       (Cost $5,869,000).......................................    $  5,869,000
                                                                   ============
   TOTAL INVESTMENTS  96.6%
     (Cost $401,965,647).......................................     365,852,741

   FOREIGN CURRENCY (VARIOUS DENOMINATIONS)  1.2%
     (Cost $4,578,392).........................................       4,577,084

   OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%.................       8,395,055
                                                                   ------------
   NET ASSETS  100.0%..........................................    $378,824,880
                                                                   ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Security is a bank loan participation.

(d) Payment-in-kind security.

(e) Non-Income producing security.

(f) Securities purchased on a when issued or delayed delivery basis.

(g) Assets segregated as collateral for open forward commitments or when issued or delayed delivery purchase commitments.

(h) Subsequent to the period ended September 30, 1999, this borrower has filed for protection in federal bankruptcy court.

AUD--Australian Dollar
DEM--German Mark
EUR--Eurodollar
GBP--British Pound
HUF--Hungarian Forint

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $401,965,647).......................    $365,852,741
Foreign Currency (Cost $4,578,392)..........................       4,577,084
Cash........................................................             726
Receivables:
  Interest..................................................       9,973,435
  Investments Sold..........................................       3,695,517
  Fund Shares Sold..........................................         437,714
Forward Currency Contracts..................................           8,275
Other.......................................................          26,995
                                                                ------------
      Total Assets..........................................     384,572,487
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,831,148
  Income Distributions......................................       1,469,962
  Fund Shares Repurchased...................................         448,194
  Distributor and Affiliates................................         334,537
  Investment Advisory Fee...................................         212,309
Accrued Expenses............................................         285,949
Trustees' Deferred Compensation and Retirement Plans........         165,508
                                                                ------------
      Total Liabilities.....................................       5,747,607
                                                                ------------
NET ASSETS..................................................    $378,824,880
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $480,578,328
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (1,979,776)
Net Unrealized Depreciation.................................     (36,095,494)
Accumulated Net Realized Loss...............................     (63,678,178)
                                                                ------------
NET ASSETS..................................................    $378,824,880
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $247,001,169 and 28,708,597 shares of
    beneficial interest issued and outstanding).............    $       8.60
    Maximum sales charge (4.75%* of offering price).........             .43
                                                                ------------
    Maximum offering price to public........................    $       9.03
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $119,290,890 and 13,864,509 shares of
    beneficial interest issued and outstanding).............    $       8.60
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,532,821 and 1,458,215 shares of
    beneficial interest issued and outstanding).............    $       8.59
                                                                ============
*On sales of $100,000 or more, the sales charge will be
 reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $3,589)....... $  21,567,850
Dividends...................................................       195,894
Other.......................................................       180,102
                                                             -------------
    Total Income............................................    21,943,846
                                                             -------------
EXPENSES:
Investment Advisory Fee.....................................     1,519,408
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $312,533, $644,374, and $68,340,
  respectively).............................................     1,025,247
Shareholder Services........................................       357,901
Custody.....................................................        75,803
Trustees' Fees and Related Expenses.........................        27,928
Legal.......................................................        20,130
Other.......................................................       157,665
                                                             -------------
    Total Expenses..........................................     3,184,082
    Less:
      Investment Advisory Fee Reduction.....................       202,588
      Credits Earned on Cash Balances.......................        14,996
                                                             -------------
    Net Expenses............................................     2,966,498
                                                             -------------
NET INVESTMENT INCOME....................................... $  18,977,348
                                                             =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments............................................. $  (4,914,805)
    Options.................................................       (33,668)
    Futures.................................................      (853,045)
    Forwards................................................        31,500
    Foreign Currency Transactions...........................      (341,149)
                                                             -------------
Net Realized Gain/Loss......................................    (6,111,167)
                                                             -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (22,324,238)
                                                             -------------
  End of the Period:
    Investments.............................................   (36,112,906)
    Forwards................................................         8,275
    Foreign Currency Translation............................         9,137
                                                             -------------
                                                               (36,095,494)
                                                             -------------
Net Unrealized Depreciation During the Period...............   (13,771,256)
                                                             -------------
NET REALIZED AND UNREALIZED GAIN/LOSS....................... $ (19,882,423)
                                                             =============
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS......... $    (905,075)
                                                             =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended September 30, 1999, the Nine Months Ended March 31,
               1999 and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                Six Months Ended  Nine Months Ended    Year Ended
                                               September 30, 1999  March 31, 1999     June 30, 1998
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $ 18,977,348      $ 26,991,960      $ 36,727,184
Net Realized Gain/Loss........................      (6,111,167)      (11,821,088)       10,238,004
Net Unrealized Appreciation/Depreciation
 During the Period............................     (13,771,256)      (25,290,256)       (8,832,338)
                                                  ------------      ------------      ------------
Change in Net Assets from Operations..........        (905,075)      (10,119,384)       38,132,850
                                                  ------------      ------------      ------------
Distributions from Net Investment Income......     (18,127,416)      (26,991,960)      (36,588,695)
Distributions in Excess of Net Investment
 Income.......................................             -0-          (161,827)              -0-
                                                  ------------      ------------      ------------
Distributions from and in Excess of Net
 Investment Income*...........................     (18,127,416)      (27,153,787)      (36,588,695)
Return of Capital Distribution*...............        (471,642)         (586,214)              -0-
                                                  ------------      ------------      ------------
Total Distributions...........................     (18,599,058)      (27,740,001)      (36,588,695)
                                                  ------------      ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES...................................     (19,504,133)      (37,859,385)        1,544,155
                                                  ------------      ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................      49,873,507       127,864,335       141,976,974
Net Asset Value of Shares Issued Through
 Dividend Reinvestment........................       8,517,316        11,396,598        14,616,655
Cost of Shares Repurchased....................     (88,024,865)     (110,498,564)     (145,829,346)
                                                  ------------      ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS.................................     (29,634,042)       28,762,369        10,764,283
                                                  ------------      ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........     (49,138,175)       (9,097,016)       12,308,438
NET ASSETS:
Beginning of the Period.......................     427,963,055       437,060,071       424,751,633
                                                  ------------      ------------      ------------
End of the Period (Including accumulated
 distributions in excess of net investment
 income of $1,979,776, $1,847,204, and
 $1,685,377, respectively)....................    $378,824,880      $427,963,055      $437,060,071
                                                  ============      ============      ============

*Distributions by Class

---------------------------------------------------------------------------------------------------
Distributions from and in Excess of
 Net Investment Income:
 Class A Shares...............................    $(12,120,799)     $(18,127,647)     $(24,757,453)
 Class B Shares...............................      (5,431,616)       (8,272,046)      (11,057,055)
 Class C Shares...............................        (575,001)         (754,094)         (774,187)
                                                  ------------      ------------      ------------
                                                  $(18,127,416)     $(27,153,787)     $(36,588,695)
                                                  ============      ============      ============
Return of Capital Distribution:
 Class A Shares...............................    $   (314,838)     $   (391,352)     $        -0-
 Class B Shares...............................        (141,491)         (178,582)              -0-
 Class C Shares...............................         (15,313)          (16,280)              -0-
                                                  ------------      ------------      ------------
                                                  $   (471,642)     $   (586,214)     $        -0-
                                                  ============      ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                            Six Months        Nine Months              Year Ended June 30
                              Ended              Ended        ------------------------------------
Class A Shares          September 30, 1999   March 31, 1999    1998      1997      1996      1995
--------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period.................       $ 9.034           $ 9.893       $ 9.854   $ 9.493   $ 9.398   $9.643
                              -------           -------       -------   -------   -------   ------
  Net Investment
    Income.............          .422              .619          .857      .857      .878     .844
  Net Realized and
    Unrealized
    Gain/Loss..........         (.432)            (.848)         .037      .384      .147    (.099)
                              -------           -------       -------   -------   -------   ------
Total from Investment
  Operations...........         (.010)            (.229)         .894     1.241     1.025     .745
                              -------           -------       -------   -------   -------   ------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............          .408              .617          .855      .865      .880     .815
  Return of Capital
    Distribution.......          .012              .013           -0-      .015      .050     .175
                              -------           -------       -------   -------   -------   ------
Total Distributions....          .420              .630          .855      .880      .930     .990
                              -------           -------       -------   -------   -------   ------
Net Asset Value, End of
  the Period...........       $ 8.604           $ 9.034       $ 9.893   $ 9.854   $ 9.493   $9.398
                              =======           =======       =======   =======   =======   ======
Total Return* (a)......        (0.14%)**         (2.13%)**      9.36%    13.60%    11.26%    8.50%
Net Assets at End of
  the Period (In
  millions)............       $ 247.0           $ 277.9       $ 280.6   $ 288.0   $ 271.1   $253.3
Ratio of Expenses to
  Average Net
  Assets *.............         1.19%             1.17%         1.14%     1.17%     1.31%    1.31%
Ratio of Net Investment
  Income to Average Net
  Assets *.............         9.61%             8.98%         8.61%     8.83%     9.16%    9.13%
Portfolio Turnover.....           50%**            104%**        154%      125%      102%     152%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets...         1.29%             1.27%         1.24%     1.26%     1.31%      N/A
Ratio of Net Investment
  Income to Average Net
  Assets...............         9.51%             8.88%         8.51%     8.73%     9.15%      N/A

**  Non-Annualized

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                              Six Months        Nine Months              Year Ended June 30,
                                Ended              Ended        -------------------------------------
     Class B Shares       September 30, 1999   March 31, 1999    1998      1997      1996      1995
-----------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................        $9.032            $ 9.890       $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                ------            -------       -------   -------   -------   -------
  Net Investment
    Income..............          .394               .560          .782      .777      .797      .788
  Net Realized and
    Unrealized
    Gain/Loss...........         (.438)             (.842)         .036      .389      .160     (.115)
                                ------            -------       -------   -------   -------   -------
Total from Investment
  Operations............         (.044)             (.282)         .818     1.166      .957      .673
                                ------            -------       -------   -------   -------   -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income...          .373               .564          .783      .794      .812      .751
  Return of Capital
    Distribution........          .011               .012           -0-      .014      .046      .162
                                ------            -------       -------   -------   -------   -------
Total Distributions.....          .384               .576          .783      .808      .858      .913
                                ------            -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............        $8.604            $ 9.032       $ 9.890   $ 9.855   $ 9.497   $ 9.398
                                ======            =======       =======   =======   =======   =======
Total Return* (a).......        (0.54%)**          (2.71%)**      9.28%    12.64%    10.55%     7.61%
Net Assets at End of the
  Period (In
  millions).............        $119.3            $ 135.4       $ 145.0   $ 128.7   $  97.1   $  55.9
Ratio of Expenses to
  Average Net Assets*...         1.96%              1.93%         1.91%     1.93%     2.07%     2.04%
Ratio of Net Investment
  Income to Average Net
  Assets*...............         8.84%              8.19%         7.84%     8.03%     8.39%     8.35%
Portfolio Turnover......           50%**             104%**        154%      125%      102%      152%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets....         2.06%              2.03%         2.01%     2.02%     2.07%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets................         8.74%              8.09%         7.74%     7.94%     8.38%       N/A

**  Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                            Six Months        Nine Months             Year Ended June 30,
                              Ended              Ended        ------------------------------------
    Class C Shares      September 30, 1999   March 31, 1999    1998      1997      1996      1995
--------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period....       $ 9.023           $ 9.884       $ 9.851   $ 9.495   $ 9.396   $9.643
                              -------           -------       -------   -------   -------   ------
Net Investment
  Income...............          .394              .562          .780      .780      .828     .745
Net Realized and
  Unrealized
  Gain/Loss............         (.439)            (.847)         .036      .384      .129    (.079)
                              -------           -------       -------   -------   -------   ------
Total from Investment
  Operations...........         (.045)            (.285)         .816     1.164      .957     .666
                              -------           -------       -------   -------   -------   ------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............          .373              .564          .783      .794      .812     .751
  Return of Capital
    Distribution.......          .011              .012           -0-      .014      .046     .162
                              -------           -------       -------   -------   -------   ------
Total Distributions....          .384              .576          .783      .808      .858     .913
                              -------           -------       -------   -------   -------   ------
Net Asset Value, End of
  Period...............       $ 8.594           $ 9.023       $ 9.884   $ 9.851   $ 9.495   $9.396
                              =======           =======       =======   =======   =======   ======
Total Return* (a)......        (0.54%)**         (2.71%)**      8.47%    12.65%    10.55%    7.61%
Net Assets at End of
  Period (In
  millions)............         $12.5             $14.7         $11.5      $8.1      $7.0     $2.0
Ratio of Expenses to
  Average Net
  Assets*..............         1.95%             1.93%         1.91%     1.93%     2.06%    2.12%
Ratio of Net Investment
  Income to Average Net
  Assets*..............         8.83%             8.25%         7.83%     8.08%     8.38%    8.13%
Portfolio Turnover.....           50%**            104%**        154%      125%      102%     152%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets...         2.05%             2.03%         2.01%     2.03%     2.07%      N/A
Ratio of Net Investment
  Income to Average Net
  Assets...............         8.73%             8.15%         7.73%     7.99%     8.38%      N/A

** Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $52,932,143, which will expire between June 30, 2000 and June 30, 2007. Of this amount, $30,093,392 will expire on June 30, 2000. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, wash sales, and the recognition of related gain/loss for tax purposes on open futures contracts at June 30, 1999.

    At September 30, 1999, for federal income tax purposes, the cost of long- and short-term investments is $408,333,820; the aggregate gross unrealized appreciation is $5,099,237 and the aggregate gross unrealized depreciation is $43,003,232, resulting in net unrealized depreciation on long- and short-term investments of $37,903,995.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the tax year ended June 30, 1999, permanent book and tax differences of $272,539 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss. Also, $709,965 relating to fee income were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss, and $39,385,731 relating to a portion of the capital loss carryforward that expired during the year ended June 30, 1999 were reclassified from capital to accumulated net realized gain/loss.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30).

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

H. EXPENSE REDUCTIONS-- During the six months ended September 30, 1999, the Fund's custody fee was reduced by $14,996 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
-------------------------------------------------------------------------
First $500 million.................................         .75 of 1%
Over $500 million..................................         .65 of 1%

    For the six months ended September 30, 1999, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $8,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $35,200, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $256,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $346,737,959, $121,260,352 and
$12,580,017 for Class A, B and C shares, respectively. For the six months ended September 30, 1999, transactions were as follows:

                                                  SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.....................................   3,164,771   $ 28,528,387
  Class B.....................................   2,015,536     18,029,672
  Class C.....................................     367,884      3,315,448
                                                ----------   ------------
Total Sales...................................   5,548,191   $ 49,873,507
                                                ==========   ============
Dividend Reinvestment:
  Class A.....................................     674,704   $  5,946,113
  Class B.....................................     257,785      2,276,355
  Class C.....................................      33,401        294,848
                                                ----------   ------------
Total Dividend Reinvestment...................     965,890   $  8,517,316
                                                ==========   ============
Repurchases:
  Class A.....................................  (5,892,522)  $(52,708,025)
  Class B.....................................  (3,399,492)   (30,240,419)
  Class C.....................................    (566,965)    (5,076,421)
                                                ----------   ------------
Total Repurchases.............................  (9,858,979)  $(88,024,865)
                                                ==========   ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $391,207,193, $144,042,232 and
$15,406,532 for Class A, B and C shares, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    8,548,658   $  77,472,960
  Class B...................................    4,618,109      42,170,273
  Class C...................................      916,995       8,221,102
                                              -----------   -------------
Total Sales.................................   14,083,762   $ 127,864,335
                                              ===========   =============
Dividend Reinvestment:
  Class A...................................      850,491   $   7,690,242
  Class B...................................      364,542       3,296,841
  Class C...................................       45,353         409,515
                                              -----------   -------------
Total Dividend Reinvestment.................    1,260,386   $  11,396,598
                                              ===========   =============
Repurchases:
  Class A...................................   (6,997,669)  $ (63,522,912)
  Class B...................................   (4,654,114)    (42,458,339)
  Class C...................................     (501,047)     (4,517,313)
                                              -----------   -------------
Total Repurchases...........................  (12,152,830)  $(110,498,564)
                                              ===========   =============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $369,566,903, $141,033,457 and
$11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,945,784    $  89,317,500
  Class B....................................   4,588,921       45,799,499
  Class C....................................     687,284        6,859,975
                                              -----------    -------------
Total Sales..................................  14,221,989    $ 141,976,974
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     997,599    $   9,948,016
  Class B....................................     427,244        4,261,071
  Class C....................................      40,893          407,568
                                              -----------    -------------
Total Dividend Reinvestment..................   1,465,736    $  14,616,655
                                              ===========    =============
Repurchases:
  Class A.................................... (10,812,030)   $(107,994,896)
  Class B....................................  (3,408,945)     (33,992,220)
  Class C....................................    (385,647)      (3,842,230)
                                              -----------    -------------
Total Repurchases............................ (14,606,622)   $(145,829,346)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the six months ended September 30, 1999, 479,196 Class B shares automatically converted to Class A shares. Class C shares purchased on or after January 1, 1997 do not convert to Class A shares. Class C shares purchased before January 1, 1997, automatically convert to Class A shares after the tenth year following purchase. For the six months ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the six months ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $26,500, and CDSC on redeemed shares of approximately $164,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $197,166,120 and $240,218,035, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended September 30, 1999, were as follows:

                                                     CONTRACTS    PREMIUM
--------------------------------------------------------------------------
Outstanding at March 31, 1999....................       100       $(33,613)
Options Written and Purchased (Net)..............       -0-            -0-
Options Terminated in Closing Transactions
  (Net)..........................................       -0-            -0-
Options Expired (Net)............................      (100)        33,613
                                                       ----       --------
Outstanding at September 30, 1999................       -0-       $    -0-
                                                       ====       ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended September 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at March 31, 1999.............................        250
Futures Opened............................................      1,211
Futures Closed............................................     (1,461)
                                                               ------
Outstanding at September 30, 1999.........................        -0-
                                                               ======

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At September 30, 1999, the Fund has outstanding forward currency contracts as follows:

                  FORWARD                      CURRENT      UNREALIZED
             CURRENCY CONTRACTS                 VALUE      APPRECIATION
-----------------------------------------------------------------------
SHORT CONTRACTS:
British Pound
  2,424,566 expiring 10/29/99...............  $3,991,725      $8,275

D. SWAP TRANSACTIONS--These securities represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. There were no open swap transactions at September 30, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 1999, are payments retained by Van Kampen of approximately $430,600.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                           VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*
Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999.
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................   1
Economic Snapshot................................   2
Performance Results..............................   3
Portfolio Management Review......................   4
Glossary of Terms................................   7
Portfolio Highlights.............................   8
Portfolio of Investments.........................   9
Statement of Assets and Liabilities..............  11
Statement of Operations..........................  12
Statement of Changes in Net Assets...............  13
Financial Highlights.............................  14
Notes to Financial Statements....................  17

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

                                           A SHARES    B SHARES    C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     2.37%       1.98%       1.98%
Six-month total return(2)................    (0.95%)     (1.00%)      0.98%
One-year total return(2).................     4.13%      (3.85%)      5.85%
Five-year average annual total
return(2)................................     3.89%       3.77%       3.72%
Life-of-Fund average annual total
return(2)................................     3.84%       3.44%       1.94%
Commencement date........................  09/28/90    07/22/91    08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     5.81%       5.25%       5.25%
SEC Yield(4).............................     5.66%       5.09%       5.09%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund's net asset value will fluctuate as a result of changes in foreign exchange rates and fluctuations in market interest rates. Foreign investments involve the risks of future foreign political and economic developments and securities of many foreign companies are less liquid and their prices more volatile than domestic companies.

Market forecasts provided in this report may not necessarily come to pass.

 The Board of Trustees has continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Short-Term Global Income Fund (the "Fund"). In connection therewith, the Board considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of shareholders to terminate and liquidate the Fund. On September 23, 1999, the Board approved a Plan of Liquidation. The Plan of Liquidation will be presented to the shareholders of the Fund for approval.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

We recently spoke with representatives of the advisor of the Van Kampen Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past six months. Thomas J. Slefinger, portfolio manager, has managed the Fund since its inception in 1990, with the help of Peter W. Hegel, chief investment officer for fixed-income investments.
     The following discussion reflects their views on the Fund's performance during the six-month period ended September 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A During the past six months we witnessed recovery and renewed investor confidence in the global economy. Increases in commodity prices, primarily industrial metal and oil prices, helped revive many economies worldwide. In the United States, however, the rise in oil prices fueled fears of inflation and led to higher interest rates. Throughout the period the dollar weakened against the Japanese yen as Japan's economy rebounded. In Europe, the recovery began late in the period, which helped strengthen its new currency, the euro.
    Long-term interest rates in the United States increased--by approximately
0.5 percent by the end of the period. Keeping watch over the U.S. economy, the Federal Reserve Board raised short-term interest rates in late June and again in late August. These moves reversed two of the three interest rate decreases the Fed used to stabilize the U.S. economy during the end of 1998.

   Q WHAT STRATEGY DID YOU EMPLOY TO MANAGE THE FUND IN THIS INVESTMENT ENVIRONMENT?

   A Going into the period we positioned the Fund to take advantage of what we believed would be a market shift toward favoring higher-yielding bonds. We felt that the dust had settled from the global economic crisis of the past
12 months and expected investors to return to these high-risk markets in search of better yields. Our patience paid off, as the demand for these bonds increased, boosting their prices. We also decreased the Fund's exposure to U.S. dollar-denominated securities and increased its exposure to mortgage-backed, high-yield, and emerging market securities. This benefited the Fund as we saw long-term interest rates rise and the U.S. dollar weaken during the period.
    With commodity-based economies, we've seen a pattern in which economic recovery generally leads to currency strength. Therefore, we maintained significant currency exposure to Canada, Australia, and New Zealand because of the high correlation between these currencies and their commodity-based economies. As a result, the increase in commodity prices helped boost the Fund's return. For additional Fund portfolio highlights, please refer to page 8.

   Q  DID ANYTHING DISAPPOINT YOU DURING THE PERIOD?

   A We were disappointed that our lack of exposure to Japan caused us to miss potential returns as the Japanese yen strengthened relative to the U.S. dollar and the euro. Based on Japan's low interest rates and issuance of a tremendous amount of debt during the year, we felt that Japan's bond market would be weak. As a result, we found it difficult to acquire the right exposure to the Japanese yen.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

   A Our strategy of investing in higher-yielding bonds and commodities-based economies led to the Fund's performance during the period. In addition, the Fund returns were supported by our decreased exposure to dollar-dominated securities in anticipation of the U.S. dollar's decline relative to other currencies. As a result, the Fund outpaced its benchmark, the J.P. Morgan Short-Term Global Index, an unmanaged broad-based index that tracks the major bond markets of the world with maturities of three years or less.
    The Fund's total return for the six-month reporting period was 2.37 percent(1) (Class A shares at net asset value) and was 4.13 percent(2) for the 12 months ended September 30, 1999. By comparison, the J.P. Morgan Short-Term Global Index produced a total return of 1.15 percent for the six-month period and 0.30 percent for 12-month period. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents.
    The Fund's distribution rate as of September 30, 1999, was 5.81 percent(3) based on a monthly dividend of $0.0355 per share and a maximum public offering price of $7.33 per share. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING MONTHS?

   A One of the main themes worldwide during the next few months will be the year 2000 issue and its affect on financial markets and global liquidity. As a result, we expect to decrease our exposure during the next few months to mortgage-backed, high-yield, and emerging market securities.

    We believe that between now and the end of the year, volatility will increase worldwide and liquidity will decrease. In this environment, we will look to acquire higher-quality investments. Near the end of the current reporting period we began to increase our exposure to short-term U.S. Treasuries and agency issues, and we expect to continue this strategy as we approach the millennium.
Editor's note: At a meeting held September 23, 1999, the Board of Trustees of the Fund considered and unanimously approved the investment advisor's recommendation that the Fund be liquidated and dissolved. As a result, proxy statements were sent to shareholders in mid November to vote on the liquidation and dissolution. If the proposal is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders.


[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Thomas J. Slefinger

Portfolio Manager

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

 TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999*

United States Treasury Notes, 5.750% Coupon, 11/30/02
Maturity .............................................          12.6%
United States Treasury Notes, 5.500% Coupon, 08/31/01
  Maturity ...........................................          12.5%
Federal Home Loan Mortgage Corp ......................          12.4%
Federal National Mortgage Association ................          10.1%
Federal Home Loan Banks, 6.000% Coupon, 05/15/02
  Maturity ...........................................           6.3%
Federal Home Loan Banks, 5.875% Coupon, 09/17/01
  Maturity ...........................................           5.0%
Petro Mexicanos ......................................           4.8%
Repurchase Agreement .................................           4.0%
Interamer Development Bank ...........................           3.8%
Gillette .............................................           3.8%

* As a percentage of long-term investments

 TOP FIVE COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[GRAPH]

                                                                     SEPTEMBER 30, 1999                   MARCH 31, 1999
                                                                     ------------------                   --------------
United States                                                              79.12                              45.04
Korea                                                                       5.58                               5.63
Mexico                                                                      4.78                               4.87
Chile                                                                       3.56                               2.88
Canada                                                                      2.58                               3.57

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity       U.S. $
 (000)                   Description                Coupon        Date      Market Value
----------------------------------------------------------------------------------------
           CORPORATE BONDS 33.1%
           CONSUMER NON-DURABLES  6.4%
 1,500     Gillette -- US$........................  6.000%      11/14/00    $ 1,497,750
 1,000     Glaxo Welcome -- US$...................  6.750       05/31/00      1,003,500
                                                                            -----------
                                                                              2,501,250
                                                                            -----------
           ENERGY  4.8%
 3,000     Petro Mexicanos, 144A -- US$ (a).......  9.857       07/15/05      1,900,000
                                                                            -----------
           FINANCE  18.3%
 2,500     Export-Import Bank Korea -- DEM........  4.063       10/06/00      1,349,218
 1,500     GE Capital Corp. -- US$................  5.500       01/16/01      1,486,350
 1,000     GMAC -- US$............................  5.330       10/20/00        992,768
 1,500     Interamer Development Bank -- US$......  6.375       08/01/00      1,503,000
 1,600     Korea Development Bank -- DEM..........  5.625       10/25/99        870,986
 2,000     Union Bank of Norway -- US$............  9.100       10/25/00      1,013,750
                                                                            -----------
                                                                              7,216,072
                                                                            -----------
           UTILITIES  3.6%
 3,000     Empresa Electrica Del Notre, 144A --
           US$ (a)................................  7.750       03/15/06      1,415,250
                                                                            -----------

           Total Corporate Bonds........................................     13,032,572
                                                                            -----------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  1.9%
           COLOMBIA  1.3%
 1,000     Republic of Colombia -- DEM............  4.900       11/21/01        497,796
                                                                            -----------
           RUSSIA  0.6%
    42     Russian Ian -- US$.....................  5.969       12/15/15          4,736
 2,500     Russia Principal Loan -- Vnesh -- US$
           (b)(c).................................  5.969       12/15/20        231,250
                                                                            -----------
                                                                                235,986
                                                                            -----------

           Total Foreign Government and Agency Securities...............        733,782
                                                                            -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS  59.6%
 2,000     Federal Home Loan Banks................  5.875       09/17/01      1,994,740
 2,500     Federal Home Loan Banks................  6.000       08/15/02      2,486,625
 5,000     Federal Home Loan Mortgage Corp........  5.500       05/15/02      4,921,100
 4,000     Federal National Mortgage
           Association............................  6.500       08/15/04      4,018,440

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity       U.S. $
 (000)                   Description                Coupon        Date      Market Value
----------------------------------------------------------------------------------------
           US GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
 5,000     United States Treasury Notes...........  5.500%      08/31/01    $ 4,988,650
 5,000     United States Treasury Notes...........  5.750       11/30/02      4,996,750
                                                                            -----------
                                                                             23,406,305
                                                                            -----------
REPURCHASE AGREEMENT  4.0%
State Street Bank and Trust (Collateralized by $1,470,000 of U.S.
  Treasury Bonds, 7.25% coupon, due 05/15/16 dated 09/30/99, to be sold
on 10/01/99 at $1,586,232)..............................................      1,586,000
                                                                            -----------
           SHORT TERM NOTES  2.6%
 1,506     Canadian Time Deposit..................  4.350       10/13/99      1,025,257
                                                                            -----------
TOTAL INVESTMENTS  101.2%
  (Cost $41,570,225)....................................................     39,783,916
OTHER ASSETS IN EXCESS OF LIABILITIES  (1.2%)...........................       (494,088)
                                                                            -----------
NET ASSETS  100.0%......................................................    $39,289,828
                                                                            ===========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Payment in kind security.

(c) Security is accruing at less than the stated coupon.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

The following table summarizes the portfolio composition at September 30, 1999, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Repurchase Agreement...........      4.0%
Short Term Notes...............      2.6%
AAA............................     66.4%
AA.............................      6.3%
A..............................      5.0%
BBB............................      6.8%
BB.............................      8.3%
NR.............................      0.6%
                                   -----
                                   100.0%
                                   =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $41,570,225)........................    $ 39,783,916
Cash........................................................              71
Receivables:
  Investments Sold..........................................       1,998,096
  Interest..................................................         627,622
  Fund Shares Sold..........................................              25
Other.......................................................           2,082
                                                                ------------
      Total Assets..........................................      42,411,812
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,514,767
  Distributor and Affiliates................................          83,231
  Income Distributions......................................          70,443
  Fund Shares Repurchased...................................          67,464
  Forward Currency Contracts................................          52,875
  Investment Advisory Fee...................................          17,890
Accrued Expenses............................................         161,665
Trustees' Deferred Compensation and Retirement Plans........         153,649
                                                                ------------
      Total Liabilities.....................................       3,121,984
                                                                ------------
NET ASSETS..................................................    $ 39,289,828
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $106,201,741
Accumulated Distributions in Excess of Net Investment
  Income....................................................         (15,831)
Net Unrealized Depreciation.................................      (1,799,420)
Accumulated Net Realized Loss...............................     (65,096,662)
                                                                ------------
NET ASSETS..................................................    $ 39,289,828
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $37,469,231 and 5,284,158 shares of
    beneficial interest issued and outstanding).............    $       7.09
    Maximum sales charge (3.25%* of offering price).........             .24
                                                                ------------
    Maximum offering price to public........................    $       7.33
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,534,271 and 216,378 shares of
    beneficial interest issued and outstanding).............    $       7.09
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $286,326 and 40,374 shares of beneficial
    interest issued and outstanding)........................    $       7.09
                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                             STATEMENT OF OPERATIONS

             For the Six Months Ended September 30, 1999 (Unaudited)
 -------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $15,312)...... $ 1,915,452
Dividends...................................................       8,829
                                                             -----------
    Total Income............................................   1,924,281
                                                             -----------
EXPENSES:
Investment Advisory Fee.....................................     137,048
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $59,156, $11,171 and $1,382,
  respectively).............................................      71,709
Shareholder Services........................................      69,520
Custody.....................................................      37,792
Blue Sky Expense............................................      26,072
Trustees' Fees and Related Expenses.........................      21,418
Legal.......................................................       9,175
Other.......................................................      52,939
                                                             -----------
    Total Expenses..........................................     425,673
    Less Credits Earned on Overnight Cash Balances..........       5,399
                                                             -----------
    Net Expenses............................................     420,274
                                                             -----------
NET INVESTMENT INCOME....................................... $ 1,504,007
                                                             ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments............................................... $  (600,536)
  Forwards..................................................     (30,371)
  Foreign Currency Transactions.............................    (749,527)
                                                             -----------
Net Realized Loss...........................................  (1,380,434)
                                                             -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  (2,802,037)
                                                             -----------
  End of the Period:
    Investments.............................................  (1,786,309)
    Foreign Currency Translation............................     (13,111)
                                                             -----------
                                                              (1,799,420)
                                                             -----------
Net Unrealized Appreciation During the Period...............   1,002,617
                                                             -----------
NET REALIZED AND UNREALIZED LOSS............................ $  (377,817)
                                                             ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.................. $ 1,126,190
                                                             ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended September 30, 1999, the Nine Months Ended March 31,
               1999 and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                         Six Months Ended    Nine Months Ended    Year Ended
                                        September 30, 1999    March 31, 1999     June 30, 1998
----------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..................     $ 1,504,007         $ 2,689,753      $  3,914,766
Net Realized Loss......................      (1,380,434)         (1,451,526)         (267,176)
Net Unrealized
  Appreciation/Depreciation During the
  Period...............................       1,002,617            (385,058)         (996,003)
                                            -----------         -----------      ------------
Change in Net Assets from Operations...       1,126,190             853,169         2,651,587
                                            -----------         -----------      ------------
Distributions from Net Investment
  Income...............................      (1,086,974)           (991,214)       (3,914,766)
Distributions in Excess of Net
  Investment Income....................             -0-                 -0-          (331,088)
                                            -----------         -----------      ------------
Distributions from and in Excess of Net
  Investment Income*...................      (1,086,974)           (991,214)       (4,245,854)
Return of Capital Distribution*........        (427,391)         (1,687,147)         (290,326)
                                            -----------         -----------      ------------
Total Distributions....................      (1,514,365)         (2,678,361)       (4,536,180)
                                            -----------         -----------      ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES................        (388,175)          1,825,192)       (1,884,593)
                                            -----------         -----------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............       2,520,981          14,681,976        19,032,931
Net Asset Value of Shares Issued
  Through Dividend Reinvestment........         761,597           1,300,796         2,772,850
Cost of Shares Repurchased.............     (17,884,996)        (25,487,170)      (46,043,368)
                                            -----------         -----------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................     (14,602,418)         (9,504,398)      (24,237,587)
                                            -----------         -----------      ------------
TOTAL DECREASE IN NET ASSETS...........     (14,990,593)        (11,329,590)      (26,122,180)
NET ASSETS:
Beginning of the Period................      54,280,421          65,610,011        91,732,191
                                            -----------         -----------      ------------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of $15,831,
  $1,974,455, and $1,985,847,
  respectively)........................     $39,289,828         $54,280,421      $ 65,610,011
                                            ===========         ===========      ============

        *Distributions by Class
---------------------------------------------------------------------------------
Distributions from and in Excess of Net
Investment Income:
  Class A Shares....................... $(1,040,708)  $  (859,888)  $ (2,310,645)
  Class B Shares.......................     (40,796)     (126,684)    (1,921,964)
  Class C Shares.......................      (5,470)       (4,642)       (13,245)
                                        -----------   -----------   ------------
                                        $(1,086,974)  $  (991,214)  $ (4,245,854)
                                        ===========   ===========   ============
Return of Capital Distribution:
  Class A Shares....................... $  (406,994)  $(1,463,617)  $   (179,548)
  Class B Shares.......................     (18,511)     (215,630)      (109,531)
  Class C Shares.......................      (1,886)       (7,900)        (1,247)
                                        -----------   -----------   ------------
                                        $  (427,391)  $(1,687,147)  $   (290,326)
                                        ===========   ===========   ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months     Nine Months
                                    Ended          Ended           Year Ended June 30,
                                September 30,    March 31,    -----------------------------
        Class A Shares              1999           1999       1998    1997    1996    1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $        7.14   $      7.35   $7.55   $7.62   $7.56   $8.15
                                -------------   -----------   -----   -----   -----   -----
Net Investment Income.........            .22           .33     .39     .42     .49     .50
Net Realized and Unrealized
  Gain/Loss...................           (.05)         (.21)   (.13)    .03     .16    (.45)
                                -------------   -----------   -----   -----   -----   -----
Total from Investment
  Operations..................            .17           .12     .26     .45     .65     .05
                                -------------   -----------   -----   -----   -----   -----
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................            .16           .12     .42     .51     -0-     .37
  Return of Capital
    Distribution..............            .06           .21     .04     .01     .59     .27
                                -------------   -----------   -----   -----   -----   -----
Total Distributions...........            .22           .33     .46     .52     .59     .64
                                -------------   -----------   -----   -----   -----   -----
Net Asset Value, End of the
  Period......................  $        7.09   $      7.14   $7.35   $7.55   $7.62   $7.56
                                =============   ===========   =====   =====   =====   =====
Total Return* (a).............          2.37%**       1.76%** 3.46%   6.09%   8.81%    .69%
Net Assets at End of the
  Period (In millions)........  $        37.5   $      51.0   $45.7   $39.5   $50.1   $72.5
Ratio of Expenses to Average
  Net Assets* (b).............          1.69%         1.56%   1.39%   1.33%   1.31%   1.14%
Ratio of Net Investment Income
  to Average Net Assets*......          6.23%         6.21%   5.40%   5.37%   6.54%   7.20%
Portfolio Turnover............            67%**         53%**  175%    378%    225%    204%

* If certain expenses had not
  been assumed by Van Kampen,
  Total Return would have been
  lower and the ratios would
  have been as follows:

Ratio of Expenses to Average
  Net Assets (b)..............            N/A           N/A   1.41%   1.36%   1.34%     N/A
Ratio of Net Investment Income
  to Average Net Assets.......            N/A           N/A   5.38%   5.34%   6.51%     N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months     Nine Months
                                   Ended          Ended             Year Ended June 30,
                               September 30,    March 31,    ----------------------------------
Class B Shares                    1999(a)        1999(a)     1998(a)   1997(a)   1996     1995
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................  $        7.14   $      7.35    $7.55     $7.62    $7.56   $ 8.15
                               -------------   -----------    -----     -----    -----   ------
Net Investment Income........            .19           .36      .36       .35      .39      .41
Net Realized and Unrealized
  Gain/Loss..................           (.05)         (.28)    (.16)      .04      .20     (.42)
                               -------------   -----------    -----     -----    -----   ------
Total from Investment
  Operations.................            .14           .08      .20       .39      .59     (.01)
                               -------------   -----------    -----     -----    -----   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................            .14           .11      .37       .45      -0-      .34
  Return of Capital
    Distribution.............            .05           .18      .03       .01      .53      .24
                               -------------   -----------    -----     -----    -----   ------
Total Distributions..........            .19           .29      .40       .46      .53      .58
                               -------------   -----------    -----     -----    -----   ------
Net Asset Value, End of the
  Period.....................  $        7.09   $      7.14    $7.35     $7.55    $7.62   $ 7.56
                               =============   ===========    =====     =====    =====   ======
Total Return* (b)............          1.98%**       1.15%**  2.67%     5.29%    8.02%    (.14%)
Net Assets at End of the
  Period (In millions).......  $         1.5   $       3.0    $19.6     $52.1    $81.1   $127.9
Ratio of Expenses to Average
  Net Assets* (c)............          2.50%         2.31%    2.16%     2.09%    2.09%    1.96%
Ratio of Net Investment
  Income to Average Net
  Assets*....................          5.42%         5.46%    4.48%     4.62%    5.79%    6.42%
Portfolio Turnover...........            67%**         53%**   175%      378%     225%     204%

* If certain expenses had not
  been assumed by Van Kampen,
  Total Return would have been
  lower and the ratios would
  have been as follows:

Ratio of Expenses to Average
  Net Assets (c)..............            N/A           N/A   2.18%   2.12%   2.09%     N/A
Ratio of Net Investment Income
  to Average Net Assets.......            N/A           N/A   4.46%   4.59%   5.76%     N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months     Nine Months
                                    Ended          Ended             Year Ended June 30,
                                September 30,    March 31,    ---------------------------------
        Class C Shares             1999(a)        1999(a)     1998(a)   1997(a)   1996    1995
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................  $        7.14   $      7.35    $7.55     $7.62    $7.56   $8.16
                                -------------   -----------    -----     -----    -----   -----
Net Investment Income.........            .19           .29      .34       .35      .45     .50
Net Realized and Unrealized
  Gain/Loss...................           (.05)         (.21)    (.14)      .04      .14    (.52)
                                -------------   -----------    -----     -----    -----   -----
Total from Investment
  Operations..................            .14           .08      .20       .39      .59    (.02)
                                -------------   -----------    -----     -----    -----   -----
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................            .14           .11      .37       .45      -0-     .34
  Return of Capital
    Distribution..............            .05           .18      .03       .01      .53     .24
                                -------------   -----------    -----     -----    -----   -----
Total Distributions...........            .19           .29      .40       .46      .53     .58
                                -------------   -----------    -----     -----    -----   -----
Net Asset Value, End of the
  Period......................  $        7.09   $      7.14    $7.35     $7.55    $7.62   $7.56
                                =============   ===========    =====     =====    =====   =====
Total Return* (b).............          1.98%**       1.15%**  2.67%     5.29%    8.03%   (.27%)
Net Assets at End of the
  Period (In millions)........            $.3           $.3      $.3       $.2      $.2     $.2
Ratio of Expenses to Average
  Net Assets* (c).............          2.46%         2.33%    2.16%     2.09%    2.07%   1.96%
Ratio of Net Investment Income
  to Average Net Assets*......          5.37%         5.46%    4.67%     4.63%    5.72%   6.30%
Portfolio Turnover............            67%**         53%**   175%      378%     225%    204%

* If certain expenses had not
  been assumed by Van Kampen,
  Total Return would have been
  lower and the ratios would
  have been as follows:

Ratio of Expenses to Average
  Net Assets (c)..............            N/A           N/A   2.17%   2.12%   2.09%     N/A
Ratio of Net Investment Income
  to Average Net Assets.......            N/A           N/A   4.65%   4.60%   5.69%     N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $63,433,029 which will expire between June 30, 2001 and June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $41,570,225; the aggregate gross unrealized appreciation is $26,239 and the aggregate gross unrealized depreciation is $1,812,548, resulting in net unrealized depreciation of $1,786,309.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

    Permanent book and tax differences relating to net realized currency losses totaling $1,077,862 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additionally, permanent differences related to an overdistribution of prior year income that was utilized by a short term capital loss totaling $932,306, was reclassed from accumulated undistributed net investment income to capital.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30).

G. EXPENSE REDUCTIONS--During the six months ended September 30, 1999, the Trust's custody fee was reduced by $5,399 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $3,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $12,400, representing Van Kampen's cost of providing accounting and legal services to the Fund.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $44,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $59,340,083, $46,571,454 and $290,204, for Classes A, B and C, respectively. For the six months ended September 30, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     334,240    $  2,381,371
  Class B.....................................      17,075         121,189
  Class C.....................................       2,595          18,421
                                                ----------    ------------
Total Sales...................................     353,910    $  2,520,981
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     100,328    $    713,660
  Class B.....................................       5,707          40,599
  Class C.....................................       1,032           7,338
                                                ----------    ------------
Total Dividend Reinvestment...................     107,067    $    761,597
                                                ==========    ============
Repurchases:
  Class A.....................................  (2,292,884)   $(16,238,532)
  Class B.....................................    (230,898)     (1,644,976)
  Class C.....................................        (210)         (1,488)
                                                ----------    ------------
Total Repurchases.............................  (2,523,992)   $(17,884,996)
                                                ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $75,377,296, $48,190,817 and $282,890, for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,006,866    $ 14,345,350
  Class B.....................................      38,305         277,659
  Class C.....................................       8,367          58,967
                                                ----------    ------------
Total Sales...................................   2,053,538    $ 14,681,976
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     155,386    $  1,111,883
  Class B.....................................      24,804         177,510
  Class C.....................................       1,596          11,403
                                                ----------    ------------
Total Dividend Reinvestment...................     181,786    $  1,300,796
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,242,343)   $ (8,908,308)
  Class B.....................................  (2,299,947)    (16,448,982)
  Class C.....................................     (18,281)       (129,880)
                                                ----------    ------------
Total Repurchases.............................  (3,560,571)   $(25,487,170)
                                                ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,451,703    $ 18,354,657
  Class B.....................................      64,808         487,442
  Class C.....................................      25,354         190,832
                                                ----------    ------------
Total Sales...................................   2,541,865    $ 19,032,931
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     227,701    $  1,709,854
  Class B.....................................     139,292       1,048,650
  Class C.....................................       1,914          14,346
                                                ----------    ------------
Total Dividend Reinvestment...................     368,907    $  2,772,850
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,683,807)   $(12,642,954)
  Class B.....................................  (4,446,060)    (33,357,245)
  Class C.....................................      (5,747)        (43,169)
                                                ----------    ------------
Total Repurchases.............................  (6,135,614)   $(46,043,368)
                                                ==========    ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the six months ended September 30, 1999, 1,115,521 Class B shares automatically converted to Class A shares. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. Class C shares purchased on or after January 1, 1997 do not convert to Class A shares. The CDSC for Class B and C shares will be

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      3.00%              1.00%
Second.......................................      2.00%               None
Third........................................      1.00%               None
Fourth and Thereafter........................       None               None

    For the six months ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $400, and CDSC on redeemed shares of approximately $1,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $30,382,500 and $37,217,029, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    There were no transactions in options for the six months ended September 30, 1999.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    There were no transactions in futures contracts for the six months ended September 30, 1999.

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At September 30, 1999, the Fund did not have any forward currency contracts outstanding.

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At September 30, 1999, the Fund has net realized losses on closed but unsettled forward currency contracts of $52,875 scheduled to settle on October 27, 1999. This amount is due to one counterparty.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended September 30, 1999 are payments retained by Van Kampen of approximately $22,800.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO


WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 20
Statement of Operations.......................... 21
Statement of Changes in Net Assets............... 22
Financial Highlights............................. 23
Notes to Financial Statements.................... 26

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                        VAN KAMPEN STRATEGIC INCOME FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...    (0.85%)    (1.17%)     (1.17%)
Six-month total return(2)................    (5.56%)    (4.97%)     (2.12%)
One-year total return(2).................    (0.85%)    (0.48%)      2.39%
Five-year average annual total
  return(2)..............................     5.30%      5.29%       5.47%
Life-of-Fund average annual total
  return(2)..............................     2.47%      2.43%       2.51%
Commencement date........................  12/31/93   12/31/93    12/31/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     8.36%      7.96%       7.97%
SEC Yield(4).............................     8.30%      7.94%       7.94%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999. Had certain expenses of the Fund not been assumed by Van Kampen, total returns would have been lower and the SEC Yield would have been 7.98%, 7.62% and 7.62% for Classes A, B and C, respectively.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

A substantial portion of the Fund's assets may be invested in lower-grade income securities, including issues of emerging market countries and securities rated in the lowest categories, commonly referred to as junk bonds. The Fund's investments in these securities hold the potential for risks not associated with investments in the United States or other types of fixed income securities.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market Forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN STRATEGIC INCOME FUND

We recently spoke with the portfolio managers of the Van Kampen Strategic Income Fund about the key events and economic forces that shaped the markets during the past six months. The discussion included portfolio managers Kelly Gilbert, Robert Hickey, Jack Reynoldson, and Thomas J. Slefinger, and chief investment officer for fixed-income investments, Peter W. Hegel.
     The following discussion reflects their views on the Fund's performance during the six-month period ended September 30, 1999.

   Q DESCRIBE THE MARKET CONDITIONS THAT AFFECTED THE FUND DURING THE REPORTING PERIOD.

   A During the past six months we witnessed recovery and renewed confidence in the global economy. One beneficiary of the economic recovery was Japan. As a result, the U.S. dollar weakened relative to the Japanese yen. For most of the period investors did not bestow this confidence upon Europe, and the U.S. dollar strengthened relative to the new currency, the euro. In addition, increases in oil prices fueled fears of inflation and led to higher interest rates in Europe, Japan, and the United States.
    In the United States, long-term interest rates increased by approximately
0.5 percent by the end of the period. Monitoring the U.S. economy, the Federal Reserve Board raised short-term interest rates in late June and again in late August. These moves reversed two of the three interest rate decreases the Fed used to stabilize the U.S. economy during the end of 1998. As a result, interest rates on mortgage-backed, high-yield, and emerging market securities increased, which made these securities more attractive. Near the end of the period, investor confidence finally returned to Europe, and the euro began to strengthen against the U.S. dollar.

   Q  WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

   A We increased our exposure within the global investment-grade sector. The Fund benefited from this strategy because we focused primarily on Japan and countries whose economies rely on commodity production like Canada and
Australia, which all performed well. At the beginning of the period, we took a conservative approach and increased our exposure within the domestic bond market to U.S. Treasuries and reduced our exposure to mortgage-backed securities. Near the end of the period, however, we reversed this strategy, which helped the Fund as yield spreads widened and mortgage-backed securities started to outperform U.S. Treasuries.
    Throughout the period, we decreased our exposure to emerging markets. In 1998 and early 1999, the Fund's performance was hurt by this exposure as emerging market economies suffered through a global economic crisis. While some of these nations have rebounded, we remained cautious as many of them, for example Ecuador, continued to struggle and some of the larger countries like Argentina were marked by political instability. As a result, we invested in high-yield securities because we felt they provided attractive yields but exposed the Fund to less risk when compared with emerging market securities. We believe our strategy of investing in high-yield securities helped the Fund's returns.

   Q  HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

   A Compared to its peers, the Fund performed well due to our reduced exposure to emerging markets securities and increased exposure to the Japanese yen and foreign investment grade securities. However, the decline in the U.S.
bond market did moderate the good performance in these areas. For the six months ended September 30, 1999, the Fund generated a total return of -0.85 percent(1) (Class A shares at net asset value).
    By comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index, generated a total return of -0.20 percent for the same six-month period. Similarly, a composite index of 20 percent of each Salomon Brothers Index for Mortgages, High Yield Market, Corporate, Non-U.S. Dollar World Government, and Brady Bonds produced a total return of -0.16 percent during the period. Keep in mind that neither index reflects any commissions or sales fees that would be paid by an investor purchasing the securities or investments it represents. The Fund's current distribution rate as of September 30, 1999, was
8.36 percent(3)--based on a monthly dividend of $0.0765 per Class A share and a maximum public offering price of $10.98 per share. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  HOW IS THE FUND CURRENTLY POSITIONED?

   A At the end of the period 24 percent of the long-term portfolio of investments was allocated to the foreign investment grade sector, compared to just 18 percent in the foreign lower-grade sector, which consists primarily of emerging market securities. Of the remaining sectors, 16 percent of the Fund's long-term investments were in the domestic lower grade securities, 12 percent were in domestic investment grade securities, and 23 percent were in the U.S. government and mortgage-backed securities sector. For additional Fund portfolio highlights, please refer to page 8.

   Q  WHAT DO YOU EXPECT IN THE NEXT FEW MONTHS?

   A One of the main themes worldwide during the next few months will be the year 2000 issue and its affect on financial markets. We expect to reduce our exposure to emerging markets due to concerns about year 2000 readiness and general economic difficulties within certain countries.

    Globally, we will monitor the effects of increasing interest rates, and we expect Japan's growth and Europe's recovery to continue. As a result, we anticipate the Japanese yen and the euro will strengthen relative to the U.S. dollar. In addition, we will also look for attractive yields in mortgage-backed securities and corporate bonds. With high-yield securities, we believe that yields should be attractive, but we remain cautious because we expect defaults to increase.
    In anticipation of a weaker U.S. dollar, the Fund expects to maintain neutral (20 percent) or slightly greater exposure to foreign investment grade securities, with a bias toward the euro. If volatility remains high during the fourth quarter of 1999, we will look to increase our exposure to domestic investment grade and mortgage-backed securities. Overall, we've made an effort to reduce the Fund's leverage because of the uncertainty surrounding borrowing costs at the end of the year.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG.]
Kelly Gilbert

Portfolio Manager

[SIG.]
Tom Slefinger

Portfolio Manager

[SIG]
Robert Hickey

Portfolio Manager


[SIG.]
Jack Reynoldson

Portfolio Manager

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN STRATEGIC INCOME FUND

 TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1999*

FNMA TBA 30, 6.500% Coupon, 10/15/29 Maturity ........           3.4%
Government of Japan, 4.600% Coupon, 09/20/04
  Maturity ...........................................           2.6%
French Treasury Note, 5.500% Coupon, 10/12/01
  Maturity ...........................................           2.6%
Spanish Government, 4.250% Coupon, 07/30/02
  Maturity ...........................................           2.5%
Republic of Italy, 4.000% Coupon, 09/01/01 Maturity ..           2.5%
Bundesrepublik Deutschland, 3.500% Coupon, 09/14/01
  Maturity ...........................................           2.5%
MBNA Capital I, 8.278% Coupon, 12/01/06 Maturity .....           2.1%
MCI Worldcom Inc., 8.875% Coupon, 01/15/06 Maturity ..           2.1%
GE Capital Mortgage Services Inc., 7.110% Coupon,
  07/25/14 Maturity...................................           1.9%
New Century Home Equity Loan Trust, 7.190% Coupon,
  03/25/26 Maturity ..................................           1.9%

 TOP FIVE COUNTRIES*

                                    [GRAPH]

                                                                     SEPTEMBER 30, 1999                   MARCH 31, 1999
                                                                     ------------------                   --------------
United States                                                               53.8                               62.7
Mexico                                                                       6.0                                6.7
United Kingdom                                                               4.2                                6.2
Netherlands                                                                  3.3                                0.5
Italy                                                                        3.2                                N/A

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             ASSET BACKED SECURITIES  3.6%
    2,500    PECO Energy Transport Trust,
             Ser A2-US$ (c)...................     5.630%      03/01/05    $  2,447,038
    1,000    PECO Energy Transport Trust,
             Ser A6-US$ (c)...................     6.050       03/01/09         962,575
                                                                           ------------
             TOTAL ASSET BACKED SECURITIES.............................       3,409,613
                                                                           ------------
             CORPORATE BONDS  55.4%
             AUTOMOBILE  2.6%
      250    Aetna Industries, Inc.-US$.......    11.875       10/01/06         256,250
      125    Cambridge Industries, Inc., Ser
             B-US$ (c)........................    10.250       07/15/07          82,500
    1,125    Federal-Mogul Corp.-US$ (c)......     7.750       07/01/06       1,060,313
      100    Oxford Automotive, Inc., Ser
             D-US$............................    10.125       06/15/07          87,500
      855    Talon Automotive Group, Inc.,
             Ser B-US$ (c)....................     9.625       05/01/08         705,375
      300    Venture Holdings Trust, Ser
             B-US$............................     9.500       07/01/05         279,000
                                                                           ------------
                                                                              2,470,938
                                                                           ------------
             BANKING  5.6%
    3,000    MBNA Capital I-US$ (c)...........     8.278       12/01/26       2,752,038
    2,400    Sovereign Bancorp Inc.-US$ (c)...     8.000       03/15/03       2,441,966
                                                                           ------------
                                                                              5,194,004
                                                                           ------------
             BEVERAGE, FOOD & TOBACCO  6.4%
      300    Fleming Companies Inc., Ser B-US$
             (c)..............................    10.625       07/31/07         280,500
      250    Luigino's, Inc.-US$..............    10.000       02/01/06         233,750
      200    National Wine & Spirits,
             Inc.-US$.........................    10.125       01/15/09         200,000
      650    Pantry, Inc.-US$ (c).............    10.250       10/15/07         637,000
    2,500    Pepsi - Gemex SA, Ser B-US$
             (c)..............................     9.750       03/30/04       2,450,000
    2,000    Shoppers Food Warehouse-US$
             (c)..............................     9.750       06/15/04       2,150,000
                                                                           ------------
                                                                              5,951,250
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             BROADCASTING, TELEVISION &
             MUSIC  0.9%
      500    British Sky Broadcasting-
             US$ (c)..........................     6.875%      02/23/09    $    453,750
      250    Capstar Broadcasting-
             US$ (c)(d).......................  0/12.750       02/01/09         215,625
      200    Muzak LLC - 144A - Private
             Placement-US$ (a) (c)............     9.875       03/15/09         194,000
                                                                           ------------
                                                                                863,375
                                                                           ------------
             BUILDINGS & REAL ESTATE  2.4%
      350    American Plumbing & Mechanical,
             144A - Private Placement-
             US$ (a)(c).......................    11.625       10/15/08         327,250
      500    Avalonbay Communities, Inc.-
             US$ (c)..........................     7.500       08/01/09         485,685
      200    Building One Services
             Corp.-US$........................    10.500       05/01/09         186,000
      750    Cemex International LLC-
             US$ (c)..........................     9.660       11/29/49         714,375
      125    Del Webb Corp.-US$...............    10.250       02/15/10         117,500
      450    Standard Pacific Corp.-US$.......     8.500       04/01/09         420,750
                                                                           ------------
                                                                              2,251,560
                                                                           ------------
             CABLE/MEDIA  3.4%
      500    Century Communications-US$ (c)...     9.500       03/01/05         502,500
      300    Charter Communications Holdings-
             144A-Private Placement-US$ (a)...     8.250       04/01/07         282,750
    1,000    CSC Holdings, Inc.-US$...........    10.500       05/15/16       1,116,250
      500    Go Outdoor Systems
             Holdings-EUR.....................    10.500       07/15/09         545,325
      500    NTL Communications Corp.-
             US$ (c)..........................    11.500       10/01/08         537,500
      250    NTL Inc., Ser A-US$ (c) (d)......  0/12.750       04/15/05         245,000
                                                                           ------------
                                                                              3,229,325
                                                                           ------------
             CHEMICALS, PLASTIC & RUBBER  0.7%
      500    Coastal Corp.-US$ (c)............     6.500       06/01/08         470,112
      200    Lyondell Chemical Co.-US$........     9.625       05/01/07         200,000
                                                                           ------------
                                                                                670,112
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             CONTAINERS, PACKAGING, PAPER &
             GLASS  1.6%
      150    Kappa Beheer BV-EUR..............    10.625%      07/15/09    $    161,203
    1,000    Owens Corning-US$ (c)............     7.500       08/01/18         905,349
      250    Packaging Corp. of America,
             144A-Private Placement-US$ (a)...     9.625       04/01/09         252,500
      200    Repap New Brunswick-US$ (c)......     9.000       06/01/04         193,000
                                                                           ------------
                                                                              1,512,052
                                                                           ------------
             HEALTHCARE  1.0%
      200    Lifepoint Hospitals Holdings,
             Inc., 144A - Private
             Placement-US$ (a) (c)............    10.750       05/15/09         201,000
      625    Oxford Health Plans,
             144A - Private Placement-
             US$ (a)..........................    11.000       05/15/05         621,875
      100    Triad Hospitals Holdings, Inc.,
             144A - Private Placement-
             US$ (a)(c).......................    11.000       05/15/09          99,750
                                                                           ------------
                                                                                922,625
                                                                           ------------
             HOTEL & GAMING  1.7%
      575    Booth Creek Ski Holdings, Ser
             B-US$ (c)........................    12.500       03/15/07         431,250
      150    Hollywood Casino Corp.,
             144A - Private Placement-
             US$ (a)..........................    11.250       05/01/07         151,875
      150    Isle Capri Casinos, Inc.-
             US$..............................     8.750       04/15/09         137,813
      300    Majestic Star Casino LLC,
             144A - Private Placement-
             US$ (a)..........................    10.875       07/01/06         298,500
      500    Park Place Entertainment
             Corp.-US$ (c)....................     7.875       12/15/05         475,000
      100    Station Casinos, Inc.-US$........     8.875       12/01/08          97,250
                                                                           ------------
                                                                              1,591,688
                                                                           ------------
             MACHINERY  0.2%
      200    Terex Corp., Ser D-US$...........     8.875       04/01/08         190,000
                                                                           ------------
             MINING 0.4%
      250    Renco Steel Holdings,
             144A - Private Placement-
             US$ (a)(c........................    10.875       02/01/05         207,500
      200    Republic Technologies
             International, Ser UNIT, 144A -
             Private Placement-US$ (a)........    13.750       07/15/09         193,000
                                                                           ------------
                                                                                400,500
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             OIL & GAS  3.9%
      500    Frontier Oil Corp., Ser A-
             US$ (c)..........................     9.125%      02/15/06    $    477,500
      500    Giant Industries-US$ (c).........     9.750       11/15/03         488,750
    1,000    Hurricane
             Hydrocarbons - 144A - Private
             Placement-US$ (a) (c) (g)........    11.750       11/01/04         225,000
    1,000    Lukinter Finance, BV-144A-Private
             Placement-US$ (a) (c)............     *           11/03/03         460,000
    2,000    Petroleos Mexicanos, 144A-Private
             Placement-US$ (a) (c)............     9.520       07/15/05       1,900,000
      125    Port Arthur Finance Corp.,
             144A-Private Placement-US$ (a)...    12.500       01/15/09         125,625
                                                                           ------------
                                                                              3,676,875
                                                                           ------------
             RETAIL  1.5%
      250    Big 5 Corp., Ser B-US$ (c).......    10.875       11/15/07         246,250
      400    Community Distributors, Ser
             B-US$ (c)........................    10.250       10/15/04         342,000
      400    Duane Reade Inc.-US$ (c).........     9.250       02/15/08         398,000
      500    Saks Inc.-US$....................     7.375       02/15/19         426,250
                                                                           ------------
                                                                              1,412,500
                                                                           ------------
             TELECOMMUNICATIONS  17.0%
      200    Centennial Cellular Operating
             Co.-US$..........................    10.750       12/15/08         209,000
    1,000    CIA International
             Telecommunication-ARP (c)........    10.375       08/01/04         740,122
    1,000    Clearnet Communications,
             Inc.-US$ (c) (d).................  0/10.125       05/01/09         605,000
      250    E. Spire Communications
             Inc.-US$ (c).....................    13.750       07/15/07         210,000
      600    E. Spire Communications
             Inc.-US$ (c) (d).................  0/13.000       11/01/05         351,000
      200    Fairchild
             Semiconductor-144A-Private
             Placement-US$ (a) (b)............    10.375       10/01/07         200,000
      100    Globenet Communications Group
             Ltd., 144A-Private
             Placement-US$ (a)................    13.000       07/15/07          95,500
      235    Globo Communicacoes Participacoe,
             144A-Private Placement-
             US$ (a) (c).....................    10.625       12/05/08         170,963
      500    Globo Communicacoes
             Participacoe-US$ (c).............    10.625       12/05/08         363,750
    1,000    Hermes Europe Railtel BV-EUR.....    10.375       01/15/06       1,093,311

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
 <->         TELECOMMUNICATIONS  (CONTINUED)
      500    Hermes Europe Railtel
             BV-US$ (c).......................    11.500%      08/15/07    $    506,250
      700    Intermedia Communications, Inc.,
             Ser B-US$ (c)....................     8.600       06/01/08         610,750
      250    Intermedia Communications, Inc.,
             Ser B-US$ (c) (d)................  0/11.250       07/15/07         168,125
      100    Intersil Corp., Ser UNIT,
             144A - Private Placement-
             US$ (a)..........................    13.250       08/15/09         104,250
    1,000    KPNQWest BV, 144A - Private
             Placement-US$ (a) (c)............     8.125       06/01/09         960,000
    1,000    Level 3 Communications, Inc.-
             US$ (d)..........................  0/10.500       12/01/08         567,500
    2,500    MCI Worldcom Inc.-US$ (c)........     8.875       01/15/06       2,646,040
      250    Millicom International-
             US$ (c) (d)......................  0/13.500       06/01/06         179,375
    1,500    Netia Holdings BV, Ser B-US......    10.250       11/01/07       1,327,500
      250    Netia Holdings BV, Ser B-
             US$ (c) (d)......................  0/11.250       11/01/07         158,750
    1,250    Nextel Communications, Inc.-
             US$ (c)..........................     9.750       08/15/04       1,265,625
      350    Philippine Long Distance
             Telephone, Ser EMTN-US$ (c)......    10.500       04/15/09         339,990
      375    Pinnacle Holdings, Inc.-
             US$ (c)(d).......................  0/10.000       03/15/08         218,438
      250    Primus Telecommunications
             Group-US$........................    11.250       01/15/09         238,750
      200    PSINet, Inc.-EUR.................    11.000       08/01/09         206,426
      500    Satelites Mexicanos SA, Ser
             B-US$............................    10.125       11/01/04         387,500
      750    SBA Communications Corp.-
             US$ (c) (d)......................  0/12.000       03/01/08         412,500
      250    Splitrock Services, Inc., Ser
             B-US$ (c)........................    11.750       07/15/08         225,000
      500    Sun Microsystems Inc.-US.........     7.500       08/15/06         505,753
      150    Telecorp PCS, Inc.,
             144A - Private Placement-
             US$ (a) (d)......................  0/11.625       04/15/09          87,750
      480    Tritel PCS, Inc., 144A - Private
             Placement-US$ (a) (c) (d)........  0/12.750       05/15/09         272,400
      450    Triton PCS, Inc.-US$ (c) (d).....  0/11.000       05/01/08         302,625
      250    Viatel, Inc.-US$ (c) (d).........  0/12.500       04/15/08         138,750
                                                                           ------------
                                                                             15,868,693
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             TEXTILES  0.4%
      600    Galey & Lord, Inc.-US$...........     9.125%      03/01/08    $    144,000
      110    Scovill Fasteners, Inc., Ser
             B-US$ (c)........................    11.250       11/30/07          48,400
      200    Sleepmaster LLC, 144A - Private
             Placement-US$ (a) (c)............    11.000       05/15/09         200,500
                                                                           ------------
                                                                                392,900
                                                                           ------------
             UTILITIES  5.6%
    1,000    Central Termica Guemes, SA,
             144A - Private Placement-US$ (a)
             (c) (g)..........................    12.000       11/26/01         140,000
    1,000    Edelnor, 144A - Private
             Placement-US$ (a) (c)............    10.500       06/15/05         580,000
    1,620    Edelnor, 144A - Private
             Placement-US$ (a) (c)............     7.750       03/15/06         826,200
    2,000    Korea Electric Power-US$ (c).....     7.000       02/01/27       1,819,200
      375    Midamerican Energy Holdings-
             US$ (c)..........................     7.230       09/15/05         368,438
      448    Midland Cogeneration Vent,
             Ser C-91-US$ (c).................    10.330       07/23/02         468,361
    1,000    Southern Energy Inc.,
             144A - Private Placement-
             US$ (a) (c)......................     7.900       07/15/09         981,815
                                                                           ------------
                                                                              5,184,014
                                                                           ------------
             TOTAL CORPORATE BONDS  55.4%..............................      51,782,411
                                                                           ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  42.9%
             AUSTRALIA  1.4%
    2,000    Australian Government-AUD (c)....     6.750       11/15/06       1,350,200
                                                                           ------------
             BRAZIL  1.3%
    1,250    Republic of Brazil-US$ (c).......    11.625       04/15/04       1,171,875
                                                                           ------------
             BULGARIA  1.1%
    1,500    Bulgaria Disc, Ser A-
             US$ (c) (e)......................     6.500       07/28/24       1,031,250
                                                                           ------------
             CANADA  0.9%
    1,250    Canadian Government, Ser
             A83-CAD..........................     7.500       03/01/01         875,247
                                                                           ------------
             COLUMBIA  0.4%
      750    Republic of Columbia-DEM.........     4.900       11/21/01         373,347
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             FRANCE  3.5%
    3,000    French Treasury Note BTAN-EUR....     5.500%      10/12/01    $  3,302,277
                                                                           ------------
             GERMANY  3.4%
    3,000    Bundesrepublik Deutschland, Ser
             99-EUR...........................     3.500       09/14/01       3,182,572
                                                                           ------------
             HUNGARY  2.0%
  433,350    Hungary Government-HUF...........    16.000       11/24/00       1,830,943
                                                                           ------------
             ITALY  4.4%
      775    Republic of Italy BTPS-EUR.......     9.500       05/01/01         897,335
    3,000    Republic of Italy BTPS-EUR.......     4.000       09/01/01       3,203,640
                                                                           ------------
                                                                              4,100,975
                                                                           ------------
             JAPAN  3.5%
  300,000    Government of Japan, Ser
             174-JPY..........................     4.600       09/20/04       3,310,815
                                                                           ------------
             MEXICO  3.0%
    1,000    United Mexican States, Ser
             XW-US$...........................    10.375       02/17/09       1,012,000
    2,500    United Mexican States, Ser WB-
             US$ (e)..........................     6.250       12/31/19       1,840,625
                                                                           ------------
                                                                              2,852,625
                                                                           ------------
             MOROCCO  0.8%
      905    Moroccan Loan Agreement-US$......     5.906       01/01/09         770,188
                                                                           ------------
             NEW ZEALAND  1.2%
    2,000    New Zealand Government-NZD (c)...     8.000       11/15/06       1,098,639
                                                                           ------------
             PANAMA  3.2%
    1,400    Republic of Panama - 144A -
             Private Placement-US$ (a) (c)....     7.875       02/13/02       1,358,000
    2,000    Republic of Panama-US$...........     8.875       09/30/27       1,605,000
                                                                           ------------
                                                                              2,963,000
                                                                           ------------
             RUSSIA  1.7%
    1,000    Russian Federation-US$...........    11.000       07/24/18         420,000
   12,800    Russia Principal Loan - Vnesh-
             US$ (f) (g)......................     6.063       12/15/20       1,184,000
      216    Russia-Ian-US$ (g)...............     6.063       12/15/15          24,247
                                                                           ------------
                                                                              1,628,247
                                                                           ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             SOUTH KOREA  2.1%
    2,500    Export-Import Bank Korea-DEM.....     3.162%      10/06/00    $  1,349,219
    1,200    Korea Development Bank-DEM.......     2.850       05/14/01         653,239
                                                                           ------------
                                                                              2,002,458
                                                                           ------------
             SPAIN  3.4%
    3,000    Spanish Government-EUR...........     4.250       07/30/02       3,204,917
                                                                           ------------

             UNITED KINGDOM  2.4%
    1,000    U.K. Treasury-GBP................     7.000       11/06/01       1,675,109
      350    U.K. Treasury-GBP................     6.750       11/26/04         590,610
                                                                           ------------
                                                                              2,265,719
                                                                           ------------
             URUGUAY  0.9%
    1,000    Banco Central Del Uruguay,
             Ser B-US$ (e)....................     6.750       02/19/21         880,000
                                                                           ------------

             VENEZUELA  2.1%
    1,000    Republic of Venezuela,
             Ser W-A-US$ (c) (e)..............     6.750       03/31/20         655,000
    2,000    Republic of Venezuela-US$ (c)....     9.250       09/15/27       1,315,000
                                                                           ------------
                                                                              1,970,000
                                                                           ------------
             TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES  42.9%.....      40,165,294
                                                                           ------------
             MORTGAGE BACKED SECURITIES (U.S.)  24.9%
    1,342    DLJ Mortgage Acceptance Corp.
             1996-E (c).......................     6.935       12/28/25       1,231,513
    2,000    Federal Home Loan Bank - Ser
             AH01.............................     7.905       11/07/01       2,071,760
    2,000    Federal Home Loan Mortgage
             Corp.............................     7.000       05/12/14       1,889,080
   12,499    FNMA REMIC #97-20 IB
             (Interest Only) (c)..............     1.840       03/25/27         429,664
    2,608    FNMA Benchmark Note..............     5.125       02/13/04       2,484,355
    4,500    FNMA 30 YR (b)...................     6.500            TBA       4,315,770
    1,500    FNMA 30 YR (b)...................     7.000            TBA       1,474,215
      315    GNMA (c).........................     7.000       05/15/26         309,413
      333    GNMA (c).........................     7.000       05/15/28         326,338
      237    GNMA (c).........................     7.000       06/15/28         232,949
    2,279    GNMA (c).........................     7.000       07/15/28       2,235,819

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                      Maturity       U.S. $
  (000)                 Description              Coupon          Date      Market Value
---------------------------------------------------------------------------------------
             MORTGAGE BACKED SECURITIES (U.S.)
             (CONTINUED)
    2,500    GE Capital Mortgage Services
             Inc.,
             Ser HE3..........................     7.110%      07/25/14    $  2,500,400
    2,500    New Century Home Equity Loan
             Trust, Ser NCB...................     7.190       03/25/26       2,499,225
   20,080    SBA Strip (Principal Only).......     *           08/24/19       1,317,026
                                                                           ------------
             TOTAL MORTGAGE BACKED SECURITIES (U.S.)  24.9%............      23,317,527
                                                                           ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  6.5%
    2,000    U.S. Treasury Bonds..............     5.500       08/15/28       1,790,300
    1,900    U.S. Treasury Notes..............     6.000       08/15/04       1,918,544
    1,250    U.S. Treasury Notes..............     6.000       08/15/09       1,260,150
    2,000    U.S. Treasury Strip (Principal
             Only)............................     *           05/15/09       1,094,720
                                                                           ------------
             TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS...       6,063,714
                                                                           ------------

                                                                           U.S. $
                            Description                      Shares     Market Value
------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS  4.4%
             Avalon Bay Communities, Ser G-Preferred
             Shares-US$ (c)...........................        50,000    $  1,168,750
             Dobson Communications Corp.-Preferred
             Shares-US$ (f)...........................           206         199,820
             Grupo Casa Autrey-ADR (Mexico)-US$ (c)...         8,500          34,000
             MEPC International Capital, LP-Preferred
             Shares-US$ (c)...........................       100,000       2,481,250
             Price Communications Corp.-US$...........         3,969          99,469
             Republic of Argentina-Warrants-US$.......           625           6,563
             Splitrock Services, Inc.- Warrants,
             144A-Private Placement-US$ (a)...........           250          18,125
             Thai Military Bank-THB...................        15,000           5,036
             United Mexican States-Warrants-US$.......         1,000          62,500
                                                                        ------------
             TOTAL COMMON AND PREFERRED STOCKS......................       4,075,513
                                                                        ------------
             TOTAL LONG-TERM INVESTMENTS 137.7%
             (Cost $136,894,923)....................................    $128,814,072
                                                                        ------------

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                    Maturity    U.S. $ Market
  (000)                 Description              Coupon        Date          Value
--------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS  2.5%
      187    GBP Time Deposit..................  4.850%      10/06/99    $     307,710
    3,003    CAD Time Deposit..................  4.375       10/13/99        2,043,963
                                                                         -------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $2,345,072).......................................        2,351,673
                                                                         -------------
             TOTAL INVESTMENTS 143.7%
             (Cost $139,239,995).....................................      131,165,745
             FOREIGN CURRENCY (VARIOUS DENOMINATIONS)  3.5%
             (Cost $3,270,677).......................................        3,273,246
             LIABILITIES IN EXCESS OF OTHER ASSETS (43.7%)...........      (40,863,823)
                                                                         -------------
             NET ASSETS 100.0%.......................................    $  93,575,168
                                                                         =============

 * Zero coupon bond.

ARP -- Argentine Peso
AUD -- Australian Dollar
CAD -- Canadian Dollar
DEM -- German Mark
EUR -- Eurodollar
GBP -- British Pound
HUF -- Hungarian Forint
JPY -- Japanese Yen
NZD -- New Zealand Dollar
THB -- Thai Baht

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, forwards or borrowings of the Fund.

(d) Security is a "step-up" bond where the coupon increases, or steps up, at a predetermined date.

(e) Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Payment-in-kind security.
(g) Security is accruing at less than the stated coupon.

                                               See Notes to Financial Statements

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

     The following table summarizes the portfolio composition at September 30, 1999, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and U.S. Government Agency Obligations......   18.0%
AAA.........................................................   19.4%
AA..........................................................    5.7%
A...........................................................    1.4%
BBB.........................................................   14.2%
BB..........................................................   14.0%
B...........................................................   19.3%
CCC.........................................................    1.3%
Non-Rated...................................................    6.7%
                                                              ------
                                                              100.0%
                                                              ======

 * As a percentage of long-term investments.

                                               See Notes to Financial Statements

                                             STATEMENT OF ASSETS AND LIABILITIES

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $139,239,995).......................    $131,165,745
Foreign Currency (Cost $3,270,677)..........................       3,273,246
Receivables:
  Investments Sold..........................................       5,542,747
  Interest..................................................       2,547,034
  Fund Shares Sold..........................................          35,628
Other.......................................................           4,210
                                                                ------------
      Total Assets..........................................     142,568,610
                                                                ------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      29,304,565
  Investments Purchased.....................................      13,782,569
  Reverse Repurchase Agreements.............................       4,724,151
  Income Distributions......................................         286,809
  Fund Shares Repurchased...................................         269,304
  Distributor and Affiliates................................         118,190
  Forward Currency Contracts................................          68,745
  Investment Advisory Fee...................................          49,654
Accrued Expenses............................................         249,454
Trustees' Deferred Compensation and Retirement Plans........         140,001
                                                                ------------
      Total Liabilities.....................................      48,993,442
                                                                ------------
NET ASSETS..................................................    $ 93,575,168
                                                                ============
NET ASSETS CONSIST OF:
Capital (par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $117,188,890
Accumulated Distribution in Excess of Net Investment
  Income....................................................        (936,147)
Net Unrealized Depreciation.................................      (8,126,233)
Accumulated Net Realized Loss...............................     (14,551,342)
                                                                ------------
NET ASSETS..................................................    $ 93,575,168
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $36,877,315 and 3,524,167 shares of
    beneficial interest issued and outstanding).............    $      10.46
    Maximum sales charge (4.75%* of offering price).........             .52
                                                                ------------
    Maximum offering price to public........................    $      10.98
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,141,164 and 5,071,903 shares of
    beneficial interest issued and outstanding).............    $      10.48
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,556,689 and 339,914 shares of beneficial
    interest issued and outstanding)........................    $      10.46
                                                                ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $18,228)......  $ 5,710,687
Dividends...................................................      175,912
                                                              -----------
      Total Income..........................................    5,886,599
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      530,039
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $48,854, $288,694 and $19,279,
  respectively).............................................      356,827
Shareholder Services........................................      113,057
Custody.....................................................       31,596
Trustees' Fees and Related Expenses.........................       19,732
Legal.......................................................       10,735
Other.......................................................      117,198
                                                              -----------
      Total Operating Expenses..............................    1,179,184
      Less:
        Investment Advisory Fee Reduction...................      154,559
        Credits Earned on Cash Balances.....................        3,880
                                                              -----------
      Net Operating Expenses................................    1,020,745
      Interest Expense......................................    1,037,086
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,828,768
                                                              ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,240,707)
  Options...................................................        3,087
  Futures...................................................     (352,963)
  Forwards..................................................      (62,920)
  Foreign Currency Transactions.............................     (451,220)
                                                              -----------
Net Realized Loss...........................................   (4,104,723)
                                                              -----------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................   (7,276,985)
                                                              -----------
End of the Period:
  Investments...............................................   (8,071,681)
  Forwards..................................................      (17,666)
  Foreign Currency Translation..............................      (36,886)
                                                              -----------
                                                               (8,126,233)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (849,248)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,953,971)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,125,203)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

       For the Six Months Ended September 30, 1999, the Nine Months Ended
          March 31, 1999 and the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                             Six Months Ended    Nine Months Ended    Year Ended
                                            September 30, 1999    March 31, 1999     June 30, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................  $        3,828,768   $       6,557,498   $   9,217,102
Net Realized Loss.........................          (4,104,723)         (6,755,235)     (1,253,925)
Net Unrealized Depreciation
 During the Period........................            (849,248)         (6,100,297)     (3,763,808)
                                            ------------------   -----------------   -------------
Change in Net Assets from Operations......          (1,125,203)         (6,298,034)      4,199,369
                                            ------------------   -----------------   -------------
Distributions from Net Investment
 Income*..................................          (3,199,438)         (5,622,679)     (9,238,901)
Return of Capital Distribution*...........            (929,211)         (1,182,153)            -0-
                                            ------------------   -----------------   -------------
Total Distributions.......................          (4,128,649)         (6,804,832)     (9,238,901)
                                            ------------------   -----------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES...............................          (5,253,852)        (13,102,866)     (5,039,532)
                                            ------------------   -----------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................           6,642,590          20,972,354      37,212,204
Net Asset Value of Shares Issued Through
 Dividend Reinvestment....................           2,053,844           3,077,004       4,088,237
Cost of Shares Repurchased................         (18,488,835)        (27,689,372)    (34,763,480)
                                            ------------------   -----------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS.............................          (9,792,401)         (3,640,014)      6,536,961
                                            ------------------   -----------------   -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....         (15,046,253)        (16,742,880)      1,497,429
NET ASSETS:
Beginning of the Period...................         108,621,421         125,364,301     123,866,872
                                            ------------------   -----------------   -------------
End of the Period (Including accumulated
 undistributed net investment income of
 ($936,147), ($974,738) and ($1,909,557),
 respectively)............................  $       93,575,168   $     108,621,421   $ 125,364,301
                                            ==================   =================   =============
*Distributions by Class
Distributions from Net Investment Income:
 Class A Shares...........................  $       (1,321,319)  $      (2,213,332)  $  (3,523,499)
 Class B Shares...........................          (1,762,054)         (3,219,759)     (5,451,394)
 Class C Shares...........................            (116,065)           (189,588)       (264,008)
                                            ------------------   -----------------   -------------
                                            $       (3,199,438)  $      (5,622,679)  $  (9,238,901)
                                            ==================   =================   =============
Return of Capital Distribution:
 Class A Shares...........................  $         (384,168)  $        (465,347)  $         -0-
 Class B Shares...........................            (511,926)           (676,946)            -0-
 Class C Shares...........................             (33,117)            (39,860)            -0-
                                            ------------------   -----------------   -------------
                                            $         (929,211)  $      (1,182,153)  $         -0-
                                            ==================   =================   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months          Nine Months              Year Ended June 30,
                                    Ended               Ended        -------------------------------------
Class A Shares              September 30, 1999(a)   March 31, 1999    1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value,
     Beginning of the
     Period.............           $11.018             $12.286       $12.778   $12.065   $11.704   $11.975
                                   -------             -------       -------   -------   -------   -------
Net Investment Income...              .417                .679          .973     1.019     1.013      .657
Net Realized and
  Unrealized Gain/Loss..             (.504)             (1.236)        (.489)     .714      .446      .272
                                   -------             -------       -------   -------   -------   -------
Total from Investment
  Operations............             (.087)              (.557)         .484     1.733     1.459      .929
                                   -------             -------       -------   -------   -------   -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income...              .364                .587          .976     1.020     1.098      .793
  Return of Capital
    Distribution........              .103                .124           -0-       -0-       -0-      .407
                                   -------             -------       -------   -------   -------   -------
Total Distributions.....              .467                .711          .976     1.020     1.098     1.200
                                   -------             -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............           $10.464             $11.018       $12.286   $12.778   $12.065   $11.704
                                   =======             =======       =======   =======   =======   =======
Total Return* (b).......             (.85%)**           (4.47%)**      3.89%    14.92%    12.92%     8.46%
Net Assets at End of the
  Period (In millions)..           $  36.9             $  41.8       $  45.3   $  43.8   $  33.8   $  29.6
Ratio of Operating
  Expenses to Average
  Net Assets*...........             1.58%               1.53%         1.68%     1.81%     1.84%     1.98%
Ratio of Interest
  Expense to Average Net
  Assets................             2.08%               1.79%         1.69%     1.99%     2.27%     2.38%
Ratio of Net Investment
  Income to Average Net
  Assets*...............             8.45%               8.06%         7.72%     8.12%     8.34%     5.88%
Portfolio Turnover......               78%**              282%**        523%      474%      343%      253%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Operating
  Expenses to Average
  Net Assets............             1.90%               1.82%         1.78%     1.86%     1.92%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets................             8.15%               7.78%         7.63%     8.07%     8.26%       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months          Nine Months              Year Ended June 30,
                                       Ended               Ended        -------------------------------------
Class B Shares                 September 30, 1999(a)   March 31, 1999    1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.................             $11.026             $12.286       $12.779   $12.069   $11.706   $11.968
                                      -------             -------       -------   -------   -------   -------
Net Investment Income....                .378                .622          .878      .920      .926      .585
Net Realized and
  Unrealized Gain/Loss...               (.504)             (1.243)        (.491)     .717      .443      .245
                                      -------             -------       -------   -------   -------   -------
Total from Investment
  Operations.............               (.126)              (.621)         .387     1.637     1.369      .830
                                      -------             -------       -------   -------   -------   -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income....                .329                .528          .880      .927     1.006      .722
  Return of Capital
    Distribution.........                .093                .111           -0-       -0-       -0-      .370
                                      -------             -------       -------   -------   -------   -------
Total Distributions......                .422                .639          .880      .927     1.006     1.092
                                      -------             -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period.............             $10.478             $11.026       $12.286   $12.779   $12.069   $11.706
                                      =======             =======       =======   =======   =======   =======
Total Return* (b)........              (1.17%)**           (4.99%)**      3.11%    13.98%    12.06%     7.62%
Net Assets at End of the
  Period (In millions)...             $  53.1             $  62.8       $  76.2   $  76.2   $  61.9   $  52.6
Ratio of Operating
  Expenses to Average Net
  Assets*................               2.35%               2.29%         2.44%     2.57%     2.59%     2.68%
Ratio of Interest Expense
  to Average Net
  Assets.................               2.09%               1.80%         1.69%     1.98%     2.26%     2.38%
Ratio of Net Investment
  Income to Average Net
  Assets*................               7.72%               7.30%         6.96%     7.33%     7.58%     5.30%
Portfolio Turnover.......                 78%**              282%**        523%      474%      343%      253%

* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Operating
  Expenses to Average Net
  Assets.................               2.67%               2.58%         2.54%     2.61%     2.67%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.................               7.40%               7.02%         6.86%     7.28%     7.50%       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months          Nine Months              Year Ended June 30,
                                    Ended               Ended        -------------------------------------
Class C Shares              September 30, 1999(a)   March 31, 1999    1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
Period..................           $11.013             $12.274       $12.768   $12.059   $11.699   $11.966
                                   -------             -------       -------   -------   -------   -------
Net Investment Income...              .375                .607          .876      .913      .944      .598
Net Realized and
  Unrealized
  Gain/Loss.............             (.503)             (1.229)        (.490)     .723      .422      .227
                                   -------             -------       -------   -------   -------   -------
Total from Investment
  Operations............             (.128)              (.622)         .386     1.636     1.366      .825
                                   -------             -------       -------   -------   -------   -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income...              .329                .528          .880      .927     1.006      .722
  Return of Capital
    Distribution........              .093                .111           -0-       -0-       -0-      .370
                                   -------             -------       -------   -------   -------   -------
Total Distributions.....              .422                .639          .880      .927     1.006     1.092
                                   -------             -------       -------   -------   -------   -------
Net Asset Value, End of
  the Period............           $10.463             $11.013       $12.274   $12.768   $12.059   $11.699
                                   =======             =======       =======   =======   =======   =======
Total Return* (b).......            (1.17%)**           (5.01%)**      3.03%    13.99%    12.07%     7.53%
Net Assets at End of the
  Period (In
  millions).............           $   3.6             $   4.0       $   3.9   $   3.8   $   3.1   $   1.7
Ratio of Operating
  Expenses to Average
  Net Assets*...........             2.35%               2.28%         2.44%     2.56%     2.58%     2.69%
Ratio of Interest
  Expense to Average Net
  Assets................             2.07%               1.77%         1.69%     1.98%     2.22%     2.38%
Ratio of Net Investment
  Income to Average Net
  Assets*...............             7.63%               7.29%         6.96%     7.31%     7.49%     5.92%
Portfolio Turnover......               78%**              282%**        523%      474%      343%      253%

* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Operating
  Expenses to Average
  Net Assets............             2.67%               2.57%         2.54%     2.61%     2.66%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets................             7.32%               7.01%         6.87%     7.27%     7.41%       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs were amortized on a straight line basis over the 60 month period ended December 31, 1998.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was changed from June 30 to March 31, the Fund's tax year end remains June 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $8,283,861 which will expire between June 30, 2003 and June 30, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following tax year, wash sales, the difference in the Fund's tax year end, and gains or losses recognized for tax purposes on open options, futures and forward transactions.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $142,544,797; the aggregate gross unrealized appreciation is $1,954,245 and the aggregate gross unrealized depreciation is $10,060,052, resulting in net unrealized depreciation on long- and short-term investments of $8,105,807.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30). For the taxable year ended June 30, 1999, permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency transactions totaling $590,739 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

H. EXPENSE REDUCTIONS--During the six months ended September 30, 1999, the Fund's custody fee was reduced by $3,880 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                   % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................   .75 of 1%
Next $500 million......................................   .70 of 1%
Over $1 billion........................................   .65 of 1%

    For the six months ended September 30, 1999, the Adviser voluntarily waived approximately $154,600 of its investment advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate,

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended September 30, 1999, the Fund recognized expenses of approximately $22,200 representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 1999, the Fund recognized expenses of approximately $113,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At September 30, 1999, capital aggregated $45,385,259, $67,397,649 and $4,405,982 for Classes A, B and C, respectively. For the six months ended September 30, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       284,698    $  3,053,260
  Class B....................................       286,982       3,084,429
  Class C....................................        46,528         504,901
                                                 ----------    ------------
Total Sales..................................       618,208    $  6,642,590
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................        89,235    $    948,088
  Class B....................................        94,684       1,009,036
  Class C....................................         9,087          96,720
                                                 ----------    ------------
Total Dividend Reinvestment..................       193,006    $  2,053,844
                                                 ==========    ============
Repurchases:
  Class A....................................      (640,873)   $ (6,829,083)
  Class B....................................    (1,006,519)    (10,774,052)
  Class C....................................       (82,488)       (885,700)
                                                 ----------    ------------
Total Repurchases............................    (1,729,880)   $(18,488,835)
                                                 ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $49,062,509, $75,267,108 and
$4,763,038 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       797,826    $  9,027,495
  Class B....................................       895,851      10,155,513
  Class C....................................       156,680       1,789,346
                                                 ----------    ------------
Total Sales..................................     1,850,357    $ 20,972,354
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       112,529    $  1,258,452
  Class B....................................       148,695       1,664,203
  Class C....................................        13,820         154,349
                                                 ----------    ------------
Total Dividend Reinvestment..................       275,044    $  3,077,004
                                                 ==========    ============
Repurchases:
  Class A....................................      (807,350)   $ (9,050,583)
  Class B....................................    (1,549,706)    (17,323,867)
  Class C....................................      (117,752)     (1,314,922)
                                                 ----------    ------------
Total Repurchases............................    (2,474,808)   $(27,689,372)
                                                 ==========    ============

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,118,648    $ 14,164,929
  Class B....................................     1,677,599      21,153,724
  Class C....................................       150,464       1,893,551
                                                 ----------    ------------
Total Sales..................................     2,946,711    $ 37,212,204
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       131,101    $  1,649,403
  Class B....................................       180,125       2,266,285
  Class C....................................        13,723         172,549
                                                 ----------    ------------
Total Dividend Reinvestment..................       324,949    $  4,088,237
                                                 ==========    ============
Repurchases:
  Class A....................................      (990,262)   $(12,470,355)
  Class B....................................    (1,620,464)    (20,396,054)
  Class C....................................      (150,449)     (1,897,071)
                                                 ----------    ------------
Total Repurchases............................    (2,761,175)   $(34,763,480)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased on or after January 1, 1997 do not convert to Class A shares. Class C shares purchased before January 1, 1997, automatically convert to Class A shares after the tenth year following purchase.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the six months ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $4,900, and CDSC on redeemed shares of approximately $107,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the six months ended September 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $104,717,140 and $114,941,726, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended September 30, 1999 were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at March 31, 1999...................        25      $  44,331
Options terminated in closing transactions......       (25)       (44,331)
                                                      ----      ---------
Outstanding at September 30, 1999...............       -0-      $     -0-
                                                      ====      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended September 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at March 31, 1999.............................        150
Futures Opened............................................        634
Futures Closed............................................       (784)
                                                               ------
Outstanding at September 30, 1999.........................        -0-
                                                               ======

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At September 30, 1999, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                     CURRENT      APPRECIATION/
                 CURRENCY                      VALUE       DEPRECIATION
------------------------------------------------------------------------
SHORT CONTRACTS:
Great British Pound,
  551,335 expiring 10/18/99................  $  907,685      $(12,151)
  619,951 expiring 10/27/99................   1,020,664        (4,440)
  251,942 expiring 10/28/99................     414,788        (1,075)
                                             ----------      --------
                                             $2,343,137      $(17,666)
                                             ==========      ========

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At September 30, 1999, the Fund has a net realized loss on closed but unsettled forward currency contracts of $51,079 scheduled to settle on October 7, 1999.

E. INVERSE FLOATING SECURITY--These instruments have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

F. INTEREST ONLY/PRINCIPAL ONLY SECURITIES--A Mortgage-Backed Security or U.S. Treasury Obligation may be stripped to create an Interest Only (IO) security and a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments or coupon payments made. The cash flow from an IO instrument decreases as the borrower repays the principal balance. Conversely, a PO represents ownership in the cash flows of the principal payments made. A PO created from a U.S. Treasury Obligation becomes a zero coupon bond. The cash flow on a PO instrument increases as the borrowers repay the principal balance. These instruments are typically used to manage interest rate exposure in the fund's portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

7. ASSET-BACKED SECURITIES
An Asset-Backed Security (ABS) is a security collateralized by assets such as installment loans, leases, mortgage loans, receivables or other kinds of assets that are issued independently of the originator.

8. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six

                         September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

months ended September 30, 1999, are payments retained by Van Kampen of approximately $197,500.

9. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $45,000,000 revolving credit agreement which expires on May 31, 2000. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at September 30, 1999, was 6.1125%. An annual facility fee of .075% is charged on the maximum facility of this line of credit.

    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, under which the Fund sells securities and agrees to repurchase them on October 1, 1999 at a mutually agreed upon price. For the six months ended September 30, 1999, the average interest rate in effect for reverse repurchase agreements was 4.090%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the six months ended September 30, 1999, was approximately $40,604,000 with an average interest rate of 5.05%.

    At September 30, 1999, these agreements represented 23.9% of the Fund's total assets.

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                        VAN KAMPEN STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

TAX NOTICE TO CORPORATE SHAREHOLDERS

For taxable year ended June 30, 1999,
  6.11% of the dividends taxable as
   ordinary income qualified for the 70%
     dividends received deduction for
               corporations.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.